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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
STAAR SURGICAL COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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April 30, 2001

To Our Stockholders

    You are cordially invited to attend the Annual Meeting of Stockholders of STAAR Surgical Company (the "Company"). The Annual Meeting will be held on Friday, May 25, 2001 at 10:00 a.m. at the FourPoints Sheraton Hotel, located at 700 West Huntington Drive, Monrovia, California 91016.

    The actions we expect to take at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. Also included with this letter is the Company's Annual Report.

    Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. If you are a record holder of the Company's Common Stock on April 17, 2001, you are eligible to vote with respect to these matters, either personally at the meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. Therefore, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the meeting and vote your shares in person for the matters acted upon at the meeting.

    We look forward to seeing you at the Annual Meeting.

                      Sincerely,

                      David Bailey
                       President and Chairman of the Board

STAAR SURGICAL COMPANY
1911 Walker Avenue
Monrovia, California 91016

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

    The Annual Meeting of Stockholders of STAAR Surgical Company will be held on Friday, May 25, 2001, at 10:00 a.m., at the FourPoints Sheraton Hotel, located at 700 West Huntington Drive, Monrovia, California 91016 for the following purposes:

      (1) To elect two Class III directors to a three year term;

      (2) To consider and vote upon a proposal to approve an amendment to the 1998 STAAR Surgical Company Stock Plan to increase the number of shares of stock available for awards from 1,000,000 to 2,500,000;

      (3) To consider and vote upon a proposal to approve the STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer;

      (4) To ratify the appointment of BDO Seidman, LLP as the independent auditors for 2001; and

      (5) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    Stockholders of record at the close of business on April 17, 2001 will be entitled to notice of and to vote at the Special Meeting and at any continuation or adjournment thereof.

    All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important. Please fill in, date, sign and return the enclosed proxy in the return envelope as promptly as possible, whether or not you plan to attend the Annual Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. If you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

                      By Order of the Board of Directors

                      /s/                       JOHN SANTOS

                      John Santos
                       Secretary

Monrovia, California
April 30, 2001

STAAR SURGICAL COMPANY
1911 Walker Avenue
Monrovia, California 91016

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 25, 2001

VOTING AND PROXY

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of STAAR Surgical Company, a Delaware corporation (referred to as the "Company", "we", "our" or "us") for use at our Annual Meeting of Stockholders to be held at the FourPoints Sheraton Hotel, located at 700 West Huntington Drive, Monrovia, California 91016 on Friday, May 25, 2001, at 10:00 a.m. local time, and at any meeting following adjournment thereof. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about May 4, 2001.

Revocability of Proxy and Voting of Shares

    Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Company's Secretary at our principal executive offices located at 1911 Walker Avenue, Monrovia, California 91016. The proxy may also be revoked by attending the meeting and voting in person. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder's instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted FOR the approval of the four proposals, and in accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the meeting or any adjournments thereof.

Record Date, Voting Rights and Outstanding Shares

    The Board of Directors has fixed April 17, 2001 as the record date (the "Record Date") for determining holders of our Common Stock, $ .01 par value per share, who are entitled to vote at the meeting. As of the Record Date, we had 16,954,308 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the meeting will constitute a quorum at the meeting. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting.

    When the proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted on it. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election, in conjunction with information received from our transfer agent. The Inspectors of Election will also determine whether or not a quorum is present.

    Directors are elected by a plurality of the votes cast in the election. Pursuant to Delaware law, abstentions will have the same effect as a negative vote, but will be counted as present for purposes of determining the existence of a quorum. If no specification is indicated, the shares will be voted "FOR"

the election of the two director-nominees named on the proxy. Our Certificate of Incorporation and our Bylaws divide our Board of Directors into three classes, namely, Class I, Class II and Class III, with each class to be elected for a three-year term on a staggered basis. Proxies cannot be voted for a greater number of persons than the number of nominees named.

    The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required to approve all other proposals brought before the meeting. Shares which abstain from voting as to these matters, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters ("broker non-votes"), will not be counted as votes in favor of such matters. For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on a proposal has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, abstentions will have the effect of a vote "against" the matter and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote. If no specification is indicated, the shares will be voted "FOR" the proposal to approve the amendment to the 1998 STAAR Surgical Company Stock Plan, "FOR" approval of the STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer, and "FOR" approval of BDO Seidman, LLP as our independent auditors.

Solicitation

    The cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

OVERVIEW OF PROPOSALS

    This Proxy Statement includes four proposals requiring stockholder action. The proposals relate to:

  •
  the election of two Class III directors,

  •
  the approval of an amendment to the 1998 STAAR Surgical Company Stock Plan;

  •
  the approval of the STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer; and

  •
  the ratification of the appointment of BDO Seidman as the independent auditors for 2001.

    The proposals are discussed in more detail below.

PROPOSALS

Proposal #1—Election Of Two Class III Directors

    Two Class III directors are to be elected to our Board of Directors at the Annual Meeting. These directors will hold office for a three-year term. The Board of Directors has nominated Messrs. John R. Gilbert and David Morrison. We expect that each of these nominees will be available for election, but if either of them is not a candidate at the time the election occurs, it is intended that your proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

    No proxies are sought with respect to the election of the presently serving Class I director (Mr. David Bailey) or Class II directors (Dr. Peter J. Utrata and Dr. Volker D. Anhaeusser), as the terms of these directors do not expire until the Annual Meetings of Stockholders to be held in 2002 and 2003, respectively.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MESSRS. JOHN R. GILBERT AND DAVID MORRISON AS THE TWO CLASS III DIRECTORS.

Proposal #2—Amendment to the 1998 STAAR Surgical Company Stock Plan

    The 1998 STAAR Surgical Company Stock Plan (referred to in this discussion as the "Plan") was adopted by the Board of Directors on April 17, 1998 and approved by the stockholders on May 29, 1998. Pursuant to the Plan, eligible persons may receive options to purchase our Common Stock, grants of Common Stock, and stock appreciation rights. The Plan will terminate on the first business day prior to the 10-year anniversary of the date it became effective. As originally approved, 1,000,000 shares of Common Stock were available for issuance under the Plan. On April 17, 2001, there remained no shares available for future grants of awards under the Plan.

Description of the Plan

    The following description of the Plan is qualified in its entirety by reference to the 1998 STAAR Surgical Company Stock Plan, as amended, which is attached as Appendix A to this Proxy Statement.

    The Plan is intended to provide us with a vehicle to attract, compensate and motivate selected employees, directors, consultants or advisors and to appropriately compensate them for their efforts. Plan awards provide incentives to eligible individuals whose present and potential contributions are important to the Company's continued success, to afford such persons an opportunity to acquire a proprietary interest in the Company and to enable the Company to continue to enlist and retain the best available talent for the successful conduct of our business. As of April 17, 2001, we had approximately 320 employees (including officers) and five directors, all of whom are eligible to receive awards under the Plan. We may also grant awards to consultants and advisors, as we deem appropriate.

    The Plan is administered by the Compensation Committee of the Board of Directors, which will be referred to as the "Plan Administrator". The Plan Administrator designates or identifies classes of persons who will be eligible to receive awards, grants awards to selected eligible persons, determines the composition of the awards granted, approves the form of agreements for awards, and imposes such terms, limitations, restrictions and conditions on any award as it deems appropriate. The Plan Administrator also determines the type and value of the consideration the Company may accept in payment for options or Common Stock and the type and value of consideration that the Company will pay in connection with the exercise of stock appreciation rights. The Plan Administrator interprets the Plan and determines the effect of all questions relating to it.

    Although the Plan allows several types of awards, including grants of Common Stock and stock appreciation rights, we have, so far, granted only options to purchase Common Stock as a means of providing incentives to individuals eligible to receive awards. The exercise price of options granted pursuant to the Plan is the fair market value of the Common Stock on the date of grant. On April 17, 2001, the market price of our Common Stock was $3.15 per share.

Plan Benefits

    Set forth in the table below are the numbers of stock options granted from the Plan in fiscal 2000 to each of the named executive officers and certain groups.

Name and Position	Dollar Value	Number of Units(2)
David Bailey	—	—
John R. Wolf	—	—
William C. Huddleston	$573,780	60,000
Andrew F. Pollet(1)	$2,990,625	225,000
John Santos	$731,563	60,000
Michael Chandler	—	—
Günther Roepstorff	$828,250	75,000
Steven L. Ziemba	$51,250	5,000
Executive Group	$5,175,468	425,000
Non-Executive Director Group	$1,881,260	140,000
Non-Executive Officer Employee Group	$4,129,140	458,000

(1)
Of the number reported, an option to purchase 25,000 shares was granted to Mr. Pollet in his capacity as a director and an option to purchase 200,000 shares was granted to Mr. Pollet in his capacity as Chief Executive Officer and President.

(2)
Of the number reported, a total of 538,000 shares issuable pursuant to the exercise of options are contingent on the approval by our stockholders of the proposal to amend the 1998 STAAR Surgical Company Stock Plan.

Purpose and Effect of Proposed Amendment

    On November 1, 2000 the Board of Directors amended the Plan, subject to the approval of our stockholders, to increase the number of shares covered by the Plan from 1,000,000 shares to 2,500,000 shares. The amendment was adopted and is recommended for approval because the Board believes that these awards play an important role in our efforts to attract employees of outstanding ability and to reward employees for outstanding performance. The Board of Directors believes that, through the Plan, we are able to enhance the prospects for our business activities and objectives and more closely align the interests of our key employees with those of our stockholders by offering key employees the opportunity to participate in our future through proprietary interests in the Company. In the event the amendment to the Plan is not approved by the stockholders, the Board believes that the Company's inability to grant awards under the Plan will adversely impact our future hiring, promotion and operating plans.

THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE AMENDMENT TO THE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE PLAN.

Proposal #3—Approval of the STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer

    As part of the compensation package offered to David Bailey, our current President and Chief Executive Officer, the Board of Directors granted an option to purchase 500,000 shares of our Common Stock at $11.125, the closing price on December 20, 2000, the date that Mr. Bailey agreed to accept the Company's offer of employment. This grant is memorialized in the STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer, a copy of which is attached as Appendix B to this Proxy Statement. The purpose of seeking shareholder approval of the STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer is solely for the purpose of qualifying it under §422 of the Internal Revenue Code, which relates to the tax treatment of incentive stock options.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE STAAR SURGICAL COMPANY STOCK OPTION PLAN AND AGREEMENT FOR CHIEF EXECUTIVE OFFICER.

Proposal #4—Ratification of BDO Seidman, LLP as our independent auditors for 2001.

    The Board of Directors requests the stockholders to ratify its selection of BDO Seidman, LLP as our independent auditors for the current fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF BDO SEIDMAN, LLP AS OUR INDEPENDENT AUDITORS FOR 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

    The following table sets forth, as of April 17, 2001, each beneficial owner (other than directors and named executive officers) of more than 5% of our Common Stock.

Title of Class	Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Andrew F. and Sally M. Pollet Revocable Trust 10900 Wilshire Boulevard, Suite 500 Los Angeles, California 90024	882,900	5.21%
Common Stock	J.P. Morgan Chase & Co. 270 Park Avenue New York, New York 10017	2,506,098	14.78%
Common Stock	Robert Fleming, Inc. 320 Park Avenue New York, New York 10022	871,315	5.14%
Common Stock	Wellington Management Co., LLP 75 State Street Boston, Massachusetts 02109	969,600	5.72%

    The following table sets forth, as of April 17, 2001, information with respect to the shares of Common Stock beneficially owned by (i) each director and director nominee; (ii) each person (other than a person who is also a director and/or a director nominee) who is an executive officer named in the Summary Compensation Table below; and (iii) all executive officers and directors as a group. The term "executive officer" is defined as the President, Chief Operating Officer/Treasurer, any vice-president in charge of a principal business function (such as administration or finance), or any other person who performs similar policy making functions for the Company.

Title of Class	Name(1)	Amount and Nature of Beneficial Ownership(2)(3)	Percent of Class
Common Stock	David Bailey, Executive Officer and Director(4)	168,667 Shares/Direct Ownership	.99%
Common Stock	Michael Chandler, Executive Officer	10,000 Shares/Direct Ownership	*
Common Stock	John R. Wolf, Director and former Executive Officer(5)	See footnote(5)
Common Stock	Guenther Roepstorff, Executive Officer(6)	141,666 Shares/Direct Ownership	*
Common Stock	John Santos, Executive Officer(7)	61,166 Shares/Direct and Indirect Ownership	*
Common Stock	Steven L. Ziemba, Executive Officer(8)	148,900 Shares/Direct and Indirect Ownership	*
Common Stock	Volker Anhaeusser, Director(9)	74,425 Shares/Direct Ownership	*
Common Stock	John R. Gilbert, Director Nominee	N/A	0
Common Stock	Peter Utrata, Director(10)	253,000 Shares/Direct Ownership	1.49%
Common Stock	David Morrison, Director Nominee(11)	10,000 Shares/Direct Ownership	*
	All Current Directors and Executive Officers as a Group	983,882(12)	5.80%

*
Less than 1%.

(1)
The business address of each person named is c/o STAAR Surgical Company, 1911 Walker Avenue, Monrovia, CA 91016, except for John R. Wolf, whose address is 1496 Bedford Road, San Marino, California 91108.

(2)
Based on 16,954,308 shares of Common Stock outstanding on the transfer records as of April 17, 2001.

(3)
Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

(4)
Includes 166,667 shares issuable upon exercise of an option granted to Mr. Bailey in connection with his current employment agreement.

(5)
Mr. Wolf refuses to provide us with the number of shares of Common Stock owned by him, directly or indirectly, because he maintains that the number is in dispute.

(6)
Includes 66,666 shares issuable upon exercise of two options. The first option was granted on June 16, 1999 for the purchase of 25,000 shares of Common Stock. The option is currently vested as to 8,333 shares and will vest on June 16, 2001 as to an additional 8,333 shares. The second option was granted on July 3, 2000 for the purchase of 50,000 shares of Common Stock.

(7)
Includes 54,666 shares issuable upon the exercise of the following: (i) an option for the purchase of 18,000 shares granted under the 1996 Non-Qualified Stock Option Plan, (ii) an option for the purchase of 25,000 shares granted in conjunction with Mr. Santos' current employment agreement, of which 8,333 shares are currently vested and 8,333 shares will vest on June 16, 2001, (iii) an option for the purchase of 25,000 shares granted on May 9, 2000 of which 8,333 shares will vest on May 9, 2001, and (iv) an option for the purchase of 35,000 shares granted on May 31, 2000, of which 11,667 shares will vest on May 31, 2001.

(8)
Includes 147,500 shares issuable upon the exercise of the following: (i) an option to purchase 77,500 shares granted under the 1991 Stock Option Plan, memorialized in two agreements, one for 12,500 shares and one for 65,000 shares, (ii) an option to purchase 5,000 shares granted in conjunction with a prior employment agreement, (iii) an option to purchase 50,000 shares granted in inconjuction with Mr. Ziemba's current employment agreement, (iv) an option granted on June 16, 1999 to purchase 15,000 shares, of which 5,000 shares are currently vested and 5,000 shares will vest on June 16, 2001, and (v) an option to purchase 5,000 shares granted on August 19, 2000.

(9)
Includes 60,000 shares that constitute options granted to Dr. Anhaeusser on May 9, 2000 (for 20,000 shares) and May 31, 2000 (for 40,000 shares) as director compensation, of which 20,000 shares are currently vested and 20,000 shares will vest on May 31, 2001.

(10)
Includes 20,000 shares scheduled to vest on May 31, 2001 that are part of an option for a total of 60,000 shares granted to Dr. Utrata as director compensation on May 31, 2000.

(11)
Includes 10,000 shares that are part of an option for a total of 20,000 shares which were granted under the 1995 STAAR Surgical Company Consultant Stock Plan as part of a Consulting Agreement entered into between the Company and Mr. Morrison on March 1, 2001.

(12)
Includes an aggregate of 515,500 shares issuable upon exercise of options and warrants held by directors (excluding nominees) and executive officers of the Company.

LEGAL PROCEEDINGS

    The following describes legal proceedings to which certain of our former and present directors and officers are parties.

    Mario Pelegrina v. Andrew F. Pollet, John R. Wolf, Peter J. Utrata, Volker D. Anhaeusser, Joseph Priske, William Huddleston, Carl Manisco, individuals, Pollet & Richardson, a California corporation, and Iotech, Inc., a California corporation, Defendants, and STAAR Surgical Company, Nominal Defendant, Court of Chancery of the State of Delaware, Case No. 18556. In December 2000, Mario Pelegrina filed this shareholder derivative suit against us and certain named directors and officers. Mr. Pelegrina alleges that these directors and officers breached their fiduciary duties by engaging in self-dealing and waste of our assets. Because this is a shareholder derivative action, we are a putative plaintiff and stand to receive any damages that may be awarded.

    John R. Wolf v. STAAR Surgical Company, Los Angeles Superior Court; Case No. BC235396. On August 18, 2000 John R. Wolf, our former President and Chief Executive Officer and a member of the Board of Directors until the Annual Meeting, filed this action seeking declaratory and injunctive relief. Mr. Wolf alleges he has the right to exercise certain options in order to purchase shares of our Common Stock and to receive copies of certain documents related to his prior employment. Mr. Wolf is seeking declaratory and injunctive relief, including a declaration of his rights and obligations as they relate to the exercise of stock options and an indemnification for loss of value of the Common Stock represented by the options.

    STAAR Surgical Company v. John R. Wolf, Los Angeles Superior Court; Case No. BC235396. On September 18, 2000 we filed a cross-complaint for declaratory relief and money damages against Mr. Wolf. In our action, we seek to obtain a judgment from the Court declaring that the Company is not obligated to issue to Mr. Wolf the Common Stock that he alleges he is entitled to receive. We are also asking the Court to enforce Mr. Wolf's promise to transfer to us 243,067 shares of our Common Stock in payment of certain loans made by the Company to him, or, alternatively, to enforce his promise to pay the loans with cash. In the cross-complaint, we have also asked the Court to declare that Mr. Wolf breached his fiduciary duties to the Company and that the Company had cause to terminate his employment. We are in the process of amending the cross-complaint to ask the Court to rescind the transfer to Mr. Wolf of 155,000 shares of our Common Stock, based on his alleged failure to give us a recourse promissory note for the payment of the Common Stock, in violation of the terms of the 1998 STAAR Surgical Company Stock Plan. (See the discussion entitled, "Certain Relationships and Related Transactions-Indebtedness of Management and Others to the Company" at page 22.)

    John R. Wolf v. STAAR Surgical Company, Andrew F. Pollet, Mary Ann Sapone, David Bailey, Volker Anhaeusser and Peter Utrata, Cross-Complaint filed in Los Angeles Superior Court, Case No. BC235396. On or about March 2, 2001, the Company was served with a cross-complaint filed by Mr. Wolf alleging breach of his employment contract, civil conspiracy to breach his employment contract, intentional infliction of emotional distress, negligent infliction of emotional distress, breach of the covenant of good faith and fair dealing, wrongful termination in violation of public policy based on discrimination, violation of §12941 of the California Government Code, conversion, fraud and deceit, and violation of §§12921 and 12945.2 of the California Labor Code. Mr. Wolf has prayed for damages according to proof.

IDENTIFICATION OF THE BOARD OF DIRECTORS

    Our Certificate of Incorporation and our Bylaws divide our Board of Directors into three classes, namely, Class I, Class II and Class III, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a three-year term on a staggered basis. Our Bylaws permit the Board of Directors to fix the number of its members so long as there are no less than three directors and no more than seven directors. At present, the Board of Directors consists of five members. One member serves as a Class I director, two members serve as Class II directors, and two members serve as Class III directors. Mr. David Bailey presently serves as our Class I director, and is subject to re-election at the Annual Meeting of Stockholders to be held in the year 2002. Dr. Peter J. Utrata and Dr. Volker D. Anhaeusser presently serve as our Class II directors, and are subject to re-election at the Annual Meeting of Stockholders to be held in the year 2003. Until the date of the Annual Meeting, Messrs. John R. Gilbert and John R. Wolf serve as our Class III directors. Class III directors are subject to election at this Annual Meeting of Stockholders. We have nominated Mr. John R. Gilbert and Mr. David Morrison for election. Information regarding the business experience of each nominee and director is provided below. There are no family relationships among our executive officers and directors, except as described below.

John R. Gilbert, Class III Director Nominee
    Director since February 2001
    Age 64

    Mr. Gilbert's senior executive experience includes a 12 year career with Iolab Corporation and 18 years with Johnson & Johnson's operating company, Ethicon, Inc. At Iolab, Mr. Gilbert was promoted from Vice President, Marketing to President and, in 1987, to Vice Chairman. While at Iolab Mr. Gilbert was responsible for that company's franchise worldwide, while also serving as Vice President of Johnson & Johnson International. At Ethicon, Mr. Gilbert began as a sales representative and held a series of increasingly responsible positions, becoming Vice President, Sales and a member of the Management Board in 1976. He has had significant sales and general management experience in the areas of intraocular lenses, viscoelastic materials and other ophthalmic products. Mr. Gilbert is presently a Director of Rita Medical, a developer and marketer of a proprietary radio-frequency system for the treatment of cancerous and benign tumors. Mr. Gilbert is a veteran of the U.S. Army and a graduate of Texas A&M University with a Bachelor of Science degree in Industrial Technology.

David Morrison, Class III Director Nominee
    Director Nominee
    Age 56

    Mr. Morrison has 35 years experience in various executive positions, both within the United States and internationally. Mr. Morrison began his career at Warner Lambert/Parke Davis in 1970, eventually attaining a senior marketing position. Mr. Morrison joined CooperVision in 1981, initially as Area Vice President for Europe, Africa and the Middle East, and ending his career with CooperVision as President of International Operations and Co-Chief Operating Officer. In 1989, following the divestment of CooperVision, Mr. Morrison joined the Gillette Company as Area Vice President for Europe, and continued successfully in this role until October 1994, when he was hired by ChironVision as President of International Operations. Following the acquisition by ChironVision of Iolab in March 1995, Mr. Morrison was promoted as President and Chief Operating Officer of the combined businesses based in Claremont, California. Mr. Morrison holds an Honors Degree in Economics and is a post-graduate in Business Administration. Since 1998, Mr. Morrison has been providing consulting services relating to marketing, with an emphasis in the field of surgical ophthalmology.

David Bailey, Class I Director
    Director since December 2000
    Chairman of the Board of Directors since January 11, 2001
    President and Chief Executive Officer
    Age 44

    Prior to joining us, Mr. Bailey served as Global President of CIBA Vision Corporation's surgical business unit based in Atlanta, Georgia. As a member of that company's senior executive committee,

Mr. Bailey was involved in the management of a business with revenue in excess of $1 billion and employing over six thousand people. From April 1995 through May 1999 Mr. Bailey served on the global management boards of both Bausch & Lomb and ChironVision. In 1993, Mr. Bailey was the European Managing Director of Johnson & Johnson, Inc.'s European professional sector, with operating responsibility for the Iolab ophthalmic business, including both medical devices and pharmaceuticals. Mr. Bailey completed his formal education in the United Kingdom, obtaining a Master's degree from Durham University, and a Bachelor of Arts degree with honors from York University.

Dr. Peter J. Utrata, Class II Director
    Director since December 1987
    Age 59

    Dr. Utrata is an ophthalmic surgeon in Columbus, Ohio and has been the President of the Eye Surgery Center of Ohio, Inc. since May 1984. He is associated with the Grant Eye and Ear Hospital of Columbus, Ohio. From 1974 to May 1984, he was a physician and partner with Eye Surgery Consultants. Dr. Utrata received his undergraduate and medical degrees from Ohio State University where he is currently a Clinical Associate Professor.

Dr. Volker D. Anhaeusser, Class II Director
    Director since April 2000
    Age 45

    Dr. Anhaeusser is a resident of Karlsruhe, Germany. He is a principal member and shareholder of the German law firm of Anhaeusser, Unger, & Bergien, whose specialty is corporate and business law. Dr. Anhaeusser received his Masters in Law degree in 1979 from Mainz University. Dr. Anhaeusser and other members of his firm affiliate with Pollet & Richardson, our legal counsel, on transactions that involve European business entities and laws of various European countries. Dr. Anhaeusser serves on the Board of Directors of several German based corporations, as well as serving on the Board of Directors of our subsidiaries, Canon-STAAR Company, Inc., and STAAR Surgical A.G.

COMPENSATION OF DIRECTORS

    No cash fees were paid to directors for their service on the Board of Directors during the year 2000. Mr. Joseph Priske, who resigned from the Board of Directors on December 20, 2000, and Dr. Volker Anhaeusser were granted options to purchase 20,000 shares of our Common Stock upon appointment to the Board of Directors to fill vacancies left by the resignations of Dr. Michael Deitz and Mr. William Huddleston. The options were granted at a per share exercise price of $10.19 and $15.75, respectively, which was the closing price of the Common Stock on the date of grant. The grant of the option to Mr. Priske is conditioned upon the approval by our stockholders of the proposal to amend the 1998 STAAR Surgical Company Stock Plan. Directors standing for election are granted options to purchase 60,000 shares of our Common Stock upon their election. (Directors are elected for three year terms.) The option exercise price is the closing price of the Common Stock on the date of grant. On May 31, 2000, the date of their election, Dr. Peter Utrata and Dr. Volker Anhaeusser were granted options to purchase 60,000 shares and 40,000 shares, respectively, of our Common Stock. The options were granted at a per share price of $13.625. The grant of these options is conditioned upon the approval by our stockholders of the proposal to amend the 1998 STAAR Surgical Company Stock Plan. If our stockholders do not approve the proposal to amend the 1998 STAAR Surgical Company Stock Plan, the Company has agreed to pay Dr. Utrata and Dr. Anhaeusser cash compensation for their services as directors, although the amount of cash compensation to be paid has not yet been determined. Directors are not paid extra for committee participation.

    Besides the option granted to him as compensation for acting as our interim Chief Executive Officer, on May 31, 2000 Mr. Andrew Pollet was granted an option to purchase 25,000 shares of our Common Stock at a per share price of $13.625, the closing price of the Common Stock on that date, in conjunction with his agreement to act as the Chairman of our Board of Directors. The grant of this option is conditioned upon the approval by our stockholders of the proposal to amend the 1998 STAAR Surgical Company Stock Plan. If our stockholders do not approve the proposal to amend the 1998 STAAR Surgical Company Stock Plan, the Company has agreed to pay cash compensation to Mr. Pollet for the service he rendered as Chairman of the Board of Directors, although the amount of cash compensation to be paid has not yet been determined.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During fiscal year 2000, Mr. Andrew Pollet, Dr. Peter Utrata, Mr. William Huddleston and, upon Mr. Huddleston's resignation from the Board of Directors, Dr. Volker Anhaeusser served on our Compensation Committee. Mr. Huddleston served as our Chief Operating Officer and both Mr. Huddleston and Mr. Pollet served as our interim President and interim Chief Executive Officer during fiscal year 2000. Compensation issues were also brought before the full Board, which included Mr. John Wolf, as well as the above-named individuals. Mr. Wolf was our President and Chief Executive Officer until May 30, 2000.

IDENTIFICATION OF EXECUTIVE OFFICERS

David Bailey, President and Chief Executive Officer

    See discussion of business experience beginning on page 9.

Michael Chandler, Vice President, Manufacturing
    Age 56

    Mr. Chandler joined the Company as Vice President, Manufacturing in August 2000. Prior to joining the Company, Mr. Chandler was Vice President, Operations for Pharmacia Iovision, a division of Pharmacia & Upjohn, from 1995 to 1999. From 1991 to 1995, Mr. Chandler held various positions with Pharmacia AB, including director of Total Quality Management, Senior Manager of Manufacturing Engineering and Vice President of Operations. Prior to 1991, Mr. Chandler held various engineering and supervisory positions with General Dynamics, Ford Aerospace Corporation and Perkins Elmer Corporation. Mr. Chandler's background is electro-optical engineering design and manufacturing. Mr. Chandler received a Bachelor of Science degree in Education from Western Connecticut State College.

Gunther Roepstorff, Executive Vice President Sales, International
    Age 55

    Mr. Roepstorff has been our Executive Vice President, Sales—International since June 2000. From October 1999 to June 2000, Mr. Roepstorff was our European Sales and Marketing Manager. Mr. Roepstorff was the founder and sole shareholder of Domilens Germany from its inception in 1987 until a majority of its stock was purchased by STAAR Surgical A.G., the Company's wholly owned subsidiary, in 1998. During that period, he acted as its president. Prior to that time, he was president of Intermedics Ophthalmics, Germany. Mr. Roepstorff began his sales and marketing career with Iolab and Johnson & Johnson. He has more than 30 years experience in the medical device business and more than 20 years experience in the ophthalmic products business.

John Santos, Chief Financial Officer
    Age 45

    Mr. Santos has been Chief Financial Officer since May 2000. Prior to that time, Mr. Santos served as Vice President—Controller from April 1999 and Controller from October 1992. Prior to 1992, Mr. Santos was Corporate Controller of Calmar, Inc. and he held various management positions at Calmar, Inc. from 1984 to 1992. Mr. Santos received a Masters of Business Administration from Pepperdine University and a Bachelor of Arts degree in Business Administration with an emphasis in Accounting from California State University, Fullerton.

Steven L. Ziemba, Vice President Regulatory Affairs
    Age 44

    Mr. Ziemba has been Vice President, Regulatory Affairs since April 1990. From July 1986 to March 1988 he was Manager of Clinical and Regulatory Affairs at Ioptex and was Sales and Marketing Consultant to Ioptex from March 1988 to April 1990. Prior to 1986, Mr. Ziemba was Manager of Clinical Research of Allergan Surgical Inc., Senior Clinical Monitor and Regulatory Analyst at Allergan Medical Optics, Inc., Document Control Supervisor at CILCO, Inc., and Standards Analyst, Associated Quality Engineer and Physical Test Technician at American Pharmaseal Laboratories. Mr. Ziemba received a Masters of Science degree in Systems Management from the University of Southern California and a Bachelor of Arts degree in Biological Sciences from California State University.

SUMMARY COMPENSATION

    The following table shows the compensation paid over the past three fiscal years with respect to: (i) the Company's Chief Executive Officer and interim Chief Executive Officers as of the end of the 2000 fiscal year; (ii) the four other most highly compensated executive officers (in terms of salary and bonus) serving at the end of the 2000 fiscal year whose annual salary and bonus exceeded $100,000; and (iii) up to two additional individuals who would be in category (ii) but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year (the "named executive officers"):

SUMMARY COMPENSATION TABLE

Long Term Compensation
Awards
		Annual Compensation							Payouts
Restricted Stock Awards ($)
Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)		Securities Underlying Options/SARs(1)		LTIP Payouts ($)	All Other Compensation ($)
Chief Executive Officer
David Bailey Director, CEO and President	2000 1999 1998	300,000 — —		— — —	8,000 — —	— — —	500,000 — —		— — —	— — —
Andrew F. Pollet Interim CEO, Interim President, Director	2000 1999 1998	— — —		— — —	— — —	— — —	200,000 — —	(3)	— — —	— —	(4)
William C. Huddleston, former Interim CEO and President	2000 1999 1998	300,000 — —		132,673 — —	— — —	— — —	60,000 75,000 —		— — —	16,832 — —
John R. Wolf, Director, former Chief Executive Officer and President	2000 1999 1998	400,000 400,000 200,000	(2) (2)	— — —	10,000 — —	— — —	— 150,000 60,000		— — —	38,003 — —
Chief Operating Officer
William C. Huddleston, Vice President, CFO, COO, Secretary, Director	2000 1999 1998	300,000 200,000 137,635		132,673 100,000 100,000	— — —	— — —	60,000 75,000 —		— — —	16,832 — —
Chief Financial Officer
John Santos Chief Financial Officer (formerly Vice President & Controller)	2000 1999 1998	155,000 125,000 98,007		30,984 10,828 —	— — —	— — —	60,000 25,000 —		— — —	5,679 — —
Other Executive Officers
Michael Chandler Vice President Manufacturing	2000 1999 1998	120,000 — —		— — —	— — —	— — —	25,000 — —		— — —	— — —
Günther Roepstorff, Executive Vice President, Sales—International	2000 1999 1998	240,000 240,000 240,000	(5) (5) (5)	— — —	— — —	— — —	75,000 — —		— — —	— — —
Steven L. Ziemba Vice President Regulatory Affairs	2000 1999 1998	170,000 130,639 130,639		46,429 — 7,610	— — —	— — —	5,000 15,000 50,000		— — —	6,359 — —

(1)
No stock appreciation rights were granted in 1998, 1999 or 2000.

(2)
Does not include commissions paid to IOTech, Inc., a corporation owned by Mr. Wolf, pursuant to the terms of the Company's sales representative agreement with IOTech, Inc. These amounts were $0, $337,000, and $400,000, in 2000, 1999, and 1998, respectively.

(3)
On August 19, 2000, the Board of Directors granted to Mr. Pollet an option to purchase 200,000 shares of the Company's Common Stock at a price of $13.25, the fair market value on the date of grant. The grant of this option was contingent upon the approval by the stockholders of an amendment increasing the number of shares of Common Stock included in the STAAR Surgical Company 1998 Stock Plan from 1,000,000 to 2,500,000.

(4)
In addition to the option to purchase 200,000 shares of our Common Stock, we released our interest in an insurance policy pledged by Mr. Pollet to us. Mr. Pollet made the pledge of this policy in conjunction with a loan in the amount of $733,335 we made to him on May 26, 1992. (Repayment of this loan continues to be secured by a deed of trust recorded against real property owned by the Andrew F. and Sally M. Pollet Revocable Trust.) Finally, the Board of Directors agreed to pay

  Mr. Pollet one and one-half percent of any proceeds received by the Company, whether or not in cash, relating to the sale or disposition by the Company of substantially all of its business or assets, or the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company to a third party, or the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest in the Company to a third party, if such a transaction occurs on or before December 31, 2001. (See the discussion entitled, "Report of the Compensation Committee" at page 17.)

(5)
Mr. Roepstorff also receives a salary, a yearly bonus of 5% of year-end net profit, and a car allowance from Domilens Germany, a subsidiary of STAAR Surgical A.G.

THE 2000 FISCAL YEAR

    The following table provides certain information with respect to individual grants of stock options and/or stock appreciation rights in the 2000 fiscal year to each of the named executive officers:

	Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
			% of Total Options/SARs Granted to Employees in Fiscal Year(3)(5)
	Number of Securities Underlying Options/SARs Granted(2)
					Exercise or Base Price($/Sh)	Expiration Date
Name							5%($)	10%($)
David Bailey	500,000	(4)	24%		11.125	12/20/05	1,536,816	3,395,962
Michael Chandler	25,000		1%		11.125	7/3/05	76,841	169,798
Günther Roepstorff	25,000 50,000		1 2	% %	10.630 11.250	6/15/09 7/2/05	167,129 155,408	423,537 343,412
John Santos	25,000 35,000		1 2	% %	10.1875 13.625	5/9/10 5/30/10	160,172 299,904	405,906 760,016
Steven L. Ziemba	5,000.2%				10.25	8/18/10	32,231	81,679
Andrew F. Pollet	25,000 200,000		1 9	% %	13.625 13.25	5/30/10 8/18/10	214,217 1,666,571	542,869 4,223,418
John R. Wolf	—		—		—	—	—	—
William C. Huddleston	60,000		3%		9.563	11/24/09	360,847	914,458

(1)
The potential realizable dollar value of any given option is the difference between (i) the fair market value of the stock underlying such option as of the date of grant, adjusted to reflect hypothetical 5% and 10% annual growth rates {simple interest} from the date of grant of such option until the expiration date of such option, and (ii) the exercise price for such option. The 5% and 10% are hypothetical growth rates prescribed by the SEC for illustration purposes only and are not a forecast or prediction as to future stock prices. The actual amount that a named executive officer may realize will depend on various factors on the date the option is exercised, so there is no assurance that the value realized by a named executive officer will be at or near the value set forth above in the chart.

(2)
All options were granted at fair market value on the date of grant.

(3)
No SARs were granted to the named executive officers in the 2000 fiscal year.

(4)
The option granted to Mr. Bailey vests in equal increments on December 20, 2000, December 20, 2001 and December 20, 2002.

(5)
The numerator in calculating this percentage includes options granted to each named executive officer in his capacity both as an officer (employee) and, if applicable, as a director. The denominator in calculating this percentage is 2,124,250, which represents options granted to all of the employees of the Company, including the named executive officers, which includes, if applicable, grants of options attributable to them in their capacities as directors.

OPTION & SAR EXERCISES IN THE 2000 FISCAL YEAR AND
OPTIONS & SARS AT 2000 FISCAL YEAR END

    The following table provides certain information with respect to the named executive officers concerning: (i) options exercised in fiscal year 2000; and (ii) the number and value of unexercised options as of the 2000 fiscal year end:

Name	Shares Acquired On Exercise (#)(1)	Value Realized ($)(2)	Number of Securities Underlying Unexercised Options/SARs at FY-End(#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Options/SARs at FY-End($)(3) Exercisable/Unexercisable
David Bailey	—	—	166,667/333,333	239,583/479,167
Michael Chandler	—	—	0/25,000	0/35,938
Günther Roepstorff	—	—	58,333/16,667	81,729/32,208
John Santos	—	—	26,333/76,667	129,729/91,583
Steven L. Ziemba	—	—	142,500/10,000	999,131/19,325
Andrew F. Pollet	89,000	574,375	200,000/12,000	0/6,750
John R. Wolf	—	—	0/0(4)	0/0
William C. Huddleston	55,000	413,000	20,000/90,000	59,990/216,605

(1)
No SARs were granted or exercised by any named executive officer in 2000, nor did any named executive officer hold any unexercised SARs at the end of the 2000 fiscal year.

(2)
The dollar values are calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options at exercise.

(3)
The dollar value provided represents the cumulative difference in the fair market value of the Common Stock underlying all in-the-money options as of the last day of the 2000 fiscal year and the exercise prices for such options. Options are "in-the-money" if the fair market value of the underlying Common Stock as of the last day of the 2000 fiscal year exceeds the exercise price of such options. The fair market value of the Common Stock for purposes of this calculation is $12.5625, based upon the closing price for the Company's stock as quoted on the Nasdaq National Market on December 29, 2000, the last day of the Company's 2000 fiscal year.

(4)
Mr. Wolf disputes this computation. According to Mr. Wolf, he is entitled to exercise options to purchase 80,000 shares of Common Stock for a total purchase price of $505,000.

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

David Bailey, President, Chief Executive Officer and Chairman of the Board of Directors

    On December 20, 2000 we entered into an employment agreement with Mr. David Bailey to act as our President and Chief Executive Officer. The agreement is for a term of three years. The agreement is automatically renewed upon expiration of the term, unless Mr. Bailey's employment is terminated pursuant to the agreement's provisions.

    Until December 20, 2001, Mr. Bailey's annual salary is $300,000. From and after that date, Mr. Bailey's annual salary will be $350,000. Each year during the term, Mr. Bailey is to meet with the Compensation Committee to establish performance goals. In any year in which Mr. Bailey meets or exceeds these goals, the Compensation Committee must award a bonus of up to 60% of Mr. Bailey's annual salary. Mr. Bailey will also receive an annual cost of living adjustment to his salary.

    In order to encourage Mr. Bailey to join the Company, we granted an option to purchase 500,000 shares of our Common Stock in conjunction with the execution of his employment agreement. Mr. Bailey is currently entitled to exercise the option to purchase one-third of the shares. His right to purchase the remaining shares vest in equal increments on December 20, 2001 and December 20, 2002. We also paid all bonuses forfeited by Mr. Bailey as a result of the termination of his prior employment. This amount totaled $110,000, and was paid in fiscal year 2001.

    We paid all costs associated with securing for Mr. Bailey, who is a citizen of the United Kingdom, the right to work in the United States. We also paid re-location expenses, including moving expenses, the equity value of Mr. Bailey's home in Atlanta, Georgia, maintenance charges (including the mortgage) of Mr. Bailey's home in Atlanta, Georgia until its sale, and interim living expenses until his relocation to California was accomplished. We have agreed to gross-up payment of these expenses to compensate Mr. Bailey for taxes incurred by him as a result of his re-location.

    We pay Mr. Bailey an automobile allowance totaling $667 per month.

    If Mr. Bailey's employment is terminated as a result of a change of control, Mr. Bailey will receive, in addition to any compensation and bonus earned through the effective date of his termination, three years' compensation and the immediate vesting of any unvested option.

John Santos, Chief Financial Officer

    On April 28, 1999 we entered into an employment agreement with Mr. John Santos to act as our Controller. On May 31, 2000, Mr. Santos was promoted to the office of Chief Financial Officer. The agreement is for a term of three years, which is automatically renewed upon the expiration of each term unless otherwise re-negotiated or terminated pursuant to its terms.

    Pursuant to this agreement, Mr. Santos receives an annual salary of $155,000 per year. This compensation may be increased at the discretion of the Board of Directors.

    In conjunction with his agreement to continue providing services to us, Mr. Santos received an option to purchase 25,000 shares of our Common Stock. The option vests in equal increments over a period of three years. The first increment vested on June 16, 2000.

    If Mr. Santos' employment is terminated as a result of a change of control, he will receive, in addition to any compensation earned through the effective date of his termination, one year's annual salary, the immediate vesting of any unvested option, and the principal amount and all accrued interest of any loan made to him by the Company will be forgiven.

Günther Roepstorff, Executive Vice President Sales, International

    The Company entered into an agreement with Mr. Roepstorff pursuant to which he agreed to provide his services for a term beginning on October 1, 1999 and ending on October 1, 2005. Mr. Roepstorff is paid $240,000 per year for these services. If Mr. Roepstorff breaches the agreement, the Company may terminate it, so long as the Company gives Mr. Roepstorff notice of his breach and a period of 30 days in which to cure it.

Steven L. Ziemba, Vice President, Regulatory Affairs

    On January 1, 1994 we entered into an employment agreement with Mr. Steven L. Ziemba to act as our Vice President, Regulatory Affairs. The term of the agreement continues until December 31, 2001. Mr. Ziemba's current annual compensation is $170,000 per year.

    In conjunction with his agreement to continue providing services to us, Mr. Ziemba received an option to purchase 50,000 shares of our Common Stock. The option vested in equal increments over a period of three years, and was fully vested on September 4, 1999.

    If Mr. Ziemba's employment is terminated as a result of a change of control, he will receive, in addition to any compensation earned through the effective date of his termination, one year's annual salary and the immediate vesting of any unvested option.

Michael Chandler, Vice President, Manufacturing

    On September 14, 2000 we entered into an employment agreement with Mr. Michael Chandler to act as our Vice President, Manufacturing. The term of the agreement is three years.

    Pursuant to this agreement, Mr. Chandler receives an annual salary of $120,000 per year. Mr. Chandler did not earn a bonus during 2000. From and after December 31, 2000, Mr. Chandler will be paid a cash bonus, which may equal his annual salary, if he is able to meet certain targets relating to the reduction of manufacturing costs.

    In conjunction with his agreement to accept employment with us, Mr. Chandler received an option to purchase 25,000 shares of our Common Stock. The option vests in equal increments over a period of three years, with the first increment vesting on July 3, 2001.

    If Mr. Chandler's employment is terminated as a result of a change of control, he will receive, in addition to any compensation and bonus earned through the effective date of his termination, one year's annual salary and the immediate vesting of any unvested option.

REPORT OF THE COMPENSATION COMMITTEE

    General.  During the year 2000, the Compensation Committee was comprised of Andrew F. Pollet, Dr. Peter J. Utrata, and William C. Huddleston, until his resignation from the Board of Directors, at which time Dr. Volker D. Anhaeusser was appointed as the third member of the Committee. The Compensation Committee establishes specific awards under our equity plans, such as stock options, and determines the compensation for the Company's executive officers. Executive compensation can include salary, bonus, and option grants as well as other perquisites that vary with the level of responsibility.

    In determining the compensation for a particular executive officer, the Compensation Committee was guided in the year 2000 by the following objectives:

  •
  attracting and retaining officers by maintaining competitive compensation packages; and

  •
  motivating officers to achieve and maintain superior performance levels.

    The Compensation Committee believes that total compensation for executive officers should be sufficiently competitive with compensation paid by companies of similar size and market place position.

    Corporate performance was considered by the Compensation Committee only when determining whether or not to award a bonus.

    Base Compensation.  Base pay is baseline cash compensation and is determined by market forces. The Compensation Committee set base pay based on what it believed was comparable to compensation paid by companies of similar size and market place position.

    Annual Cash Bonuses.  The Compensation Committee, in its sole discretion, approves the payment of bonuses from time to time to the Company's employees, including its executive officers, as an incentive to influence employees to be productive over the course of each fiscal year. The determination of which executive officers should receive a bonus and what the amount of the bonus should be is based upon a subjective analysis of the executive's level of responsibility and performance of duties, and also takes into consideration other types and amounts of compensation paid to the executive, such as commissions.

    Long-term Stock Ownership Plans.  During the 2000 fiscal year the Company had two active stock plans in place, namely the 1991 Stock Option Plan of STAAR Surgical Company and the 1998 STAAR Surgical Company Stock Plan. The stockholders of the Company have approved both of these plans. These plans afford the Company the ability to make stock grants and to grant incentive stock options, non-qualified stock options, and stock appreciation rights to, among others, the Company's directors, officers and employees. No awards may be made under the 1991 Stock Option Plan of STAAR Surgical Company after August 1, 2001, although the plan will remain in effect until all awards granted under it have been satisfied or terminated. There is currently no stock available for awards under this plan and the Company does not intend to add additional stock to it. On November 1, 2000 the Board of Directors amended the 1998 STAAR Surgical Company Stock Plan, subject to the approval of our stockholders, to increase the number of shares covered by that plan from 1,000,000 shares to 2,500,000 shares.

    The Compensation Committee's objective is to grant stock or options to purchase stock under its stock plans subject to vesting conditions based on continued employment. These vesting requirements are intended to create a more productive workforce by acting as an inducement for long-term employment with the Company, thereby lending stability to our employee base and encouraging more long-term productivity by our employees as they see their efforts translate into greater share value.

    Compensation for Chief Executive Officer.  Four persons served as President and Chief Executive Officer during 2000. John Wolf served from January 1, 2000 through May 30, 2000. William C. Huddleston served from May 31, 2000 through August 19, 2000. Andrew F. Pollet served from August 20, 2000 through December 20, 2000. On December 20, 2000 the Company signed an Employment Agreement with David Bailey, our current President and Chief Executive Officer.

    John Wolf.  Mr. Wolf was first appointed as our President and Chief Executive Officer on February 16, 1994 and continued in that capacity until May 30, 2000. Before October 1, 1999, Mr. Wolf's compensation consisted of $200,000 per year in base salary plus an override commission earned by his wholly-owned corporation, IOTech, Inc. The override commission was calculated as 1% of sales of the Company's products. Because he received the override commission, the Company did not pay Mr. Wolf bonus compensation. During 1999, the Compensation Committee determined that it would be in the Company's best interests to negotiate a termination of the agreement with IOTech, thereby placing with the Compensation Committee the decision to pay Mr. Wolf compensation in excess of his base salary. IOTech, Inc. relinquished its right to the override commission in exchange for a single lump-sum payment of $1,250,000 in cash. The Compensation Committee also increased Mr. Wolf's base compensation from $200,000 per year to $400,000 per year, and approved the forgiveness of Mr. Wolf's loans to the Company in the event of a change of control, termination of his employment by the Company without cause, Mr. Wolf's termination of his employment for good reason, or in the event of his death or disability. The Compensation Committee did not base Mr. Wolf's compensation on the Company's performance. The Compensation Committee believed this compensation package to be comparable with compensation packages paid to Chief Executive Officers of companies of similar size and revenues.

    William C. Huddleston.  Mr. Huddleston acted as our interim President and interim Chief Executive Officer from May 31, 2000 to August 19, 2000. On May 31, 2000, Mr. Huddleston's salary was increased to $300,000 by the Board of Directors. This increase was based on his agreement to assume these offices. The Board of Directors believed this increase to be in line with corporations similar to us in size and revenues. The Compensation Committee did not base Mr. Huddleston's compensation on the Company's performance.

    Andrew F. Pollet.  Mr. Pollet assumed the role of interim President and interim Chief Executive Officer from August 20, 2000 to December 20, 2000. Mr. Pollet did not receive cash compensation for his services. On August 19, 2000, the Board of Directors agreed to provide Mr. Pollet with the following compensation:

  •
  A grant of an option to purchase 200,000 shares of the Company's common stock at the price of $13.25 per share, the closing price on the August 19, 2000 (subject to shareholder approval to increase the number of shares in the 1998 STAAR Surgical Company Stock Plan);

  •
  the release of a life insurance policy belonging to Mr. Pollet with a face value of $775,000, and

  •
  a percentage of the gross sale proceeds in the event that the Company's assets or stock were sold to an unrelated third party by December 31, 2001.

    In setting Mr. Pollet's compensation, the Board of Directors took into account the fact that Mr. Pollet would no longer be able to be actively involved in his law practice.

    The Board of Directors believed the option grant was fair. Based on a computer survey of compensation paid to executive officers of corporations in the surgical, medical and dental instruments and supplies industries for the year 2000, compensation generally included both a cash component, often in excess of $200,000 per year, as well as option grants ranging between 3,000 shares to 4,000,000 shares and ranging in value from $7,900 to approximately $1,600,000.

    Mr. Pollet had allowed the Company to place a lien against an insurance policy belonging to him for the purpose of providing the Company with assurance of the payment of a loan made to him by the Company. The loan was used to exercise warrants issued to him in a private placement of the Company's Common Stock that took place in 1992. The Company continues to hold a stock certificate representing 94,000 shares of its Common Stock as collateral for Mr. Pollet's loans, however, and is the beneficiary of two deeds of trust recorded against his personal residence in Ojai, California.

    There was no immediate benefit conferred on Mr. Pollet by approving his receipt of a percentage of gross sale proceeds in the event that the Company's stock or assets are sold by December 31, 2001. The Board believed that, if Mr. Pollet were able to find a suitable purchaser for the Company's Common Stock or assets, and that if Mr. Pollet were able to negotiate a purchase price acceptable to the Board of Directors, then Mr. Pollet's efforts in assisting with the transaction would justify his receipt of a portion of the proceeds received by the Company. Management is not currently considering any such proceedings.

    Mr. Pollet died on January 10, 2001.

    David Bailey.  Mr. Bailey's compensation is described in the section of this Proxy Statement entitled "Employment Agreements with Named Executive Officers". Besides competitive market forces,

Mr. Bailey's compensation was based upon his extensive experience in the ophthalmic products industry and his successful management of CIBA Vision Corporation, a private company with over a $1 billion in revenues. Furthermore, because we asked that he join us as soon as possible, Mr. Bailey was required to forfeit certain bonuses to which he would otherwise have been entitled and to re-locate from Atlanta, Georgia to Southern California prior to selling his home. Therefore, his compensation package included reimbursement for these items.

    Policy under §162(m) of the Internal Revenue Code.  The Compensation Committee has not formulated a policy in qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code, and does not foresee the necessity of doing so in the near future. Should limitations on the deductibility of compensation become a material issue, the Compensation Committee will, at such time, determine whether such a policy should be implemented, either in general or with respect to specific transactions.

The Compensation Committee

Dr. Peter J. Utrata

Dr. Volker D. Anhaeusser

STOCK PERFORMANCE GRAPH

    Set forth below is a line graph, assuming an initial investment of $100 on January 1, 1996, comparing the yearly percentage change in the cumulative total stockholder return for the last six fiscal years of the Common Stock relative to the cumulative total stockholder return for the same time period of: (i) United States and foreign companies listed on the Nasdaq Stock Market (the "Nasdaq Index"); and (ii) United States and foreign companies listed on the Nasdaq Stock Market (the "Peer Index") which operate in the surgical, medical and dental instrument and supply industries (based upon Standard Industrial Classification {"SIC"} codes in the range of 3840 through 3849; the Company's SIC code is 3845). The Nasdaq Index and the Peer Index were prepared by Media General Financial Services.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions With Management and Others

    We believe that in April 2000, John R. Wolf, a director and our former President and Chief Executive Officer, agreed to return to us 243,067 shares of our Common Stock in payment of all principal due and interest accrued on loans made by the Company to him. These loans were made primarily for the exercise of stock options. To date, Mr. Wolf has not transferred the shares to us. (See the discussion entitled "Legal Proceedings" at page 8.)

Certain Business Relationships

    The late Andrew F. Pollet, who served as Chairman of our Board of Directors, a director, and our interim Chief Executive Officer and interim President, was the managing officer and principal stockholder of Pollet & Richardson, A Law Corporation. During 2000, we paid Pollet & Richardson approximately $2.0 million in legal fees, costs and expense reimbursements.

Indebtedness of Management and Others to the Company

William C. Huddleston

    As of December 29, 2000, Mr. William C. Huddleston, our former interim Chief Executive Officer and interim President, was indebted to us in the principal amount of $719,060. Excluding interest, this is the largest aggregate amount of indebtedness owed by Mr. Huddleston during 2000. The following table sets forth the date on which each loan was made and the principal amount of the loan:

Date of Loan	Amount of Loan
February 28, 1991	$119,185
July 3, 1992	$80,000
March 18, 1993	$28,000
November 17, 1999	$49,302
April 7, 2000	$461,875

    With the exception of the loan totaling $60,000, we received full recourse promissory notes from Mr. Huddleston memorializing these loans. Repayment of the loans is secured by shares of our Common Stock. These loans were used by Mr. Huddleston to exercise options or warrants to purchase our Common Stock.

    The promissory note in the amount of $119,185 was due to be paid in full on February 28, 1994 and bears interest at the lower of the lowest rate allowable by the Internal Revenue Service without the imputation of interest or 8%. Payment of the promissory note is secured with 42,316 shares of our Common Stock, pursuant to the terms of a Stock Pledge Agreement executed by Mr. Huddleston.

    The promissory note in the amount of $80,000 was due to be paid in full on March 29, 1993 and bears interest at 9%.

    The promissory note in the amount of $28,000 was due to be paid in full on February 28, 1994 and bears interest at the lower of the lowest rate allowable by the Internal Revenue Service without the imputation of interest or 8%.

    The promissory note in the amount of $49,302 is due to be paid in full on November 16, 2002 and bears interest at the lower of the lowest rate allowable by the Internal Revenue Service without the imputation of interest.

    The promissory note in the amount of $461,875 is due to be paid in full on September 4, 2003 and bears interest at the lowest rate allowable by the Internal Revenue Service without the imputation of interest. Payment of the promissory note is secured with 85,000 shares of our Common Stock, pursuant to the terms of a Stock Pledge Agreement executed by Mr. Huddleston.

    In conjunction with the termination of Mr. Huddleston's employment, payment of any loan due to be paid prior to December 31, 2002 has been extended until that date. If the Company undergoes a change of control, as that term is defined in its settlement agreement with Mr. Huddleston, then all the loans will be forgiven.

Andrew F. Pollet

    As of December 29, 2000, Mr. Andrew F. Pollet, our former interim Chief Executive Officer and interim President and a director and Chairman of the Board of Directors, was indebted to us in the amount of $2,749,795. Excluding interest, this is the largest aggregate amount of indebtedness owed by Mr. Pollet during 2000. The following table sets forth the date on which each loan was made and the principal amount of the loan:

Date of Loan	Amount of Loan
May 26, 1992	$733,335
September 4, 1998	$987,835
August 3, 1999	$150,000
September 5, 2000	$125,000
October 23, 2000	$465,625
November 1, 2000	$288,000

    We received full recourse promissory notes from Mr. Pollet memorializing these loans, which, with the exception of the loan made on August 3, 1999 in the amount of $150,000, were used by Mr. Pollet to exercise warrants or options to purchase our Common Stock. The loans are secured by a certificate representing 94,000 shares of our Common Stock, registered in Mr. Pollet's name, which is in our possession, and two deeds of trust recorded against one parcel of real property owned by the Andrew F. and Sally M. Pollet Revocable Trust located in Ventura County, California.

    The promissory note in the amount of $733,335, originally bearing interest at the lower of the lowest rate allowable by the Internal Revenue Service without the imputation of interest or 8%, was originally payable on May 31, 1995. In October 1993, the Board authorized the extension of the payment date to April 1997, and reduced the interest rate to 4%, the lowest rate then allowed by the Internal Revenue Service. In April 1997, the Board authorized the further extension of the payment date to April 2000. Payment of this promissory note is secured by a deed of trust recorded against real property owned by Mr. Pollet.

    The promissory note in the amount of $987,835 is due to be paid in full on September 4, 2003 and bears interest at the lower of the lowest rate allowable by the Internal Revenue Service without the imputation of interest or 7%. Payment of the promissory note is secured with 94,000 shares of our Common Stock, pursuant to the terms of a Stock Pledge Agreement executed by Mr. Pollet.

    The promissory note in the amount of $150,000 was due to be paid in full on August 2, 2000 and bears simple interest at the rate of 8%.

    The promissory note in the amount of $125,000 is due to be paid in full on September 4, 2005 and bears interest at the lower of the lowest rate allowable by the Internal Revenue Service without the imputation of interest or 7%. Payment of this promissory note is secured by a deed of trust recorded against real property owned by Mr. Pollet.

    The promissory note in the amount of $465,625 is due to be paid in full on June 1, 2005 and bears interest at the lowest rate allowable by the Internal Revenue Service or 7%. Payment of this promissory note is secured by a deed of trust recorded against real property owned by Mr. Pollet.

    The promissory note in the amount of $288,000 is due to be paid in full on November 1, 2005 and bears interest at the lowest rate allowable by the Internal Revenue Service or 7%. Payment of this promissory note is secured by a deed of trust recorded against real property owned by Mr. Pollet.

Peter J. Utrata

    As of December 29, 2000, Dr. Peter J. Utrata, one of our directors, was indebted to us in the amount of $1,630,500. Excluding interest, this is the largest aggregate amount of indebtedness owed by Dr. Utrata during 2000. The following table sets forth the date on which each loan was made and the principal amount of the loan:

Date of Loan	Amount of Loan
June 16, 1999	$1,258,000
November 11, 1999	$100,000
June 2, 2000	$272,500

    We received full recourse promissory notes from Dr. Utrata memorializing these loans. The loans were used by Dr. Utrata to exercise options to purchase our Common Stock.

    The promissory note in the amount of $1,258,000 is due to be paid in full on June 15, 2004 and bears interest at the lower of the lowest rate allowable by the Internal Revenue Service without the imputation of interest or 7%. Payment of the promissory note is secured with 120,000 shares of our Common Stock, pursuant to the terms of a Stock Pledge Agreement executed by Dr. Utrata.

    The promissory note in the amount of $100,000 is due to be paid in full on November 10, 2002 and bears interest at the lowest rate allowable by the Internal Revenue Service without the imputation of interest.

    The promissory note in the amount of $272,500 is due to be paid in full on June 1, 2005 and bears interest at the lower of the lowest rate allowable by the Internal Revenue Service without the imputation of interest or 7%.

Carl Manisco

    As of December 29, 2000, Mr. Carl Manisco, Senior Vice President Sales and Marketing, was indebted to the Company in the amount of $320,418. Excluding interest, the largest aggregate amount of indebtedness owed by Mr. Manisco during 2000 was $511,563. This loan was evidenced by a non-recourse promissory note originally executed by Mr. Manisco on September 4, 1998, and replaced with a full recourse promissory note on April 7, 2000. Interest accrued on the loan at the lower of 7% or the lowest rate permitted by the Internal Revenue Service without the imputation of interest. The purpose of the loan was to allow Mr. Manisco to exercise options to purchase 92,500 shares of our Common Stock. The loan was paid in full on March 5, 2001.

John R. Wolf

    We are currently in dispute with John R. Wolf regarding his obligations to us under the promissory notes and stock pledge agreements he signed relating to the following loans:

Date of Loan	Amount of Loan
February 28, 1991	$1,301,745
September 4, 1998	$839,375
July 21, 1999	$93,750
November 12, 1999	$55,260

    The original principal of these loans totaled $2,290,129 and the current unpaid principal balance is $2,185,870. With the exception of the loan in the amount of $839,375, we received full recourse promissory notes from Mr. Wolf memorializing these loans. The loans were used by Mr. Wolf to exercise options to purchase our Common Stock.

    The promissory note in the amount of $1,301,745, originally bearing interest at the lower of the lowest rate allowed by the Internal Revenue Service without the imputation of interest or 8%, was originally payable on February 28, 1994. Payment of the promissory note is secured with 521,922 shares of our Common Stock, pursuant to the terms of a Stock Pledge Agreement executed by Mr. Wolf.

    The promissory note in the amount of $839,375 bears interest at the lower of the lowest rate allowable by the Internal Revenue Service without the imputation of interest or 7%. The promissory note bears a payment due date of September 4, 2003. Payment of the promissory note is secured with 155,000 shares of our Common Stock, pursuant to the terms of a Stock Pledge Agreement executed by Mr. Wolf. We are in the process of amending our legal action against Mr. Wolf to seek rescission of this transaction. (See the discussion entitled "Legal Proceedings" at page 8.)

    The promissory note in the amount of $93,750 bears interest at the lower of the lowest rate allowable by the Internal Revenue Service without the imputation of interest or 7%. The promissory note bears a payment due date of July 21, 2004. Payment of the promissory note is secured with 7,500 shares of our Common Stock, pursuant to the terms of a Stock Pledge Agreement executed by Mr. Wolf.

    The promissory note in the amount of $55,260 bears interest at the lowest rate allowable by the Internal Revenue Service without the imputation of interest. The promissory note bears a payment due date of November 11, 2002.

    We believe that in April 2000 Mr. Wolf agreed to transfer to the Company 243,067 shares of our Common Stock in full payment of the promissory notes and all accrued interest. Mr. Wolf has not transferred the certificates to us. We have filed an action against Mr. Wolf in relation to this matter. (See the discussion entitled "Legal Proceedings" at page  8.)

MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors held seven meetings during the 2000 fiscal year. With the exception of John R. Wolf, whose term expires on the date of the Annual Meeting, all directors attended at least 75% of the total number of meetings of the Board. Mr. Wolf did not serve on any committees during the 2000 fiscal year.

REPORT ON COMMITTEES

    The Board of Directors has three standing committees. Information regarding the functions of the Board's committees, their present membership and the number of meetings held by each committee during the 2000 fiscal year is described below.

    Audit Committee.  The Audit Committee annually reviews and recommends to the Board of Directors the firm to be engaged as independent auditors for the Company for the next fiscal year, reviews with the independent auditors the plan and results of the audit engagement, reviews the scope and results of the Company's procedures for internal auditing and inquires as to the adequacy of the Company's internal accounting controls. The Charter of the Audit Committee is included as Appendix C to this Proxy Statement and the Report of the Audit Committee appears below. The current members of the Audit Committee are Mr. John R. Gilbert, Dr. Peter J. Utrata and Dr. Volker Anhaeusser. The Audit Committee met twice in the year 2000.

    Compensation Committee.  The Compensation Committee is authorized to fix the compensation of senior officers of the Company and to administer the Company's various equity plans. During 2000, the members of the Compensation Committee included Mr. Andrew F. Pollet, Dr. Peter J. Utrata, Mr. William C. Huddleston (until his resignation from the Board of Directors) and Dr. Volker Anhaeusser. Due to the death of Mr. Andrew Pollet, Dr. Utrata and Dr. Anhaeusser are currently the only members of the Compensation Committee. The Compensation Committee met three times during the year 2000.

    Litigation Committee.  The Litigation Committee was formed primarily for the purpose of managing the legal actions filed against the Company by Mr. John Wolf. When asked by the Board of Directors, the Litigation Committee also undertakes a review of potential disputes with third parties and determines a course of action for the resolution of them. The current members of the Litigation Committee are Mr. David Bailey, Mr. John R. Gilbert and Dr. Volker Anhaeusser. The Litigation Committee met once during the year 2000.

The Board of Directors does not have a Nominating Committee.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Board of Directors is currently composed of three directors who are independent directors as defined under Rule 4200(a)(14) of the National Association of Securities Dealers' Marketplace Rules. The Audit Committee operates under a written charter adopted by the Board of Directors that is included as Appendix C to this Proxy Statement.

    The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in our Annual Report on Form 10-K for the year ended December 29, 2000.

    The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management including the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

    The Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the 2000 fiscal year for filing with the Securities & Exchange Commission. The Audit Committee and the Board of Directors have also recommended the selection of our independent auditors for the fiscal year ending December 28, 2001.

Members of the Audit Committee
John R. Gilbert
Dr. Peter J. Utrata
Dr. Volker D. Anhaeusser

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT

    Section 16(a) of the Securities Act requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the Securities & Exchange Commission. Directors, executive officers and persons who own more than 10% of our Common Stock are required by Securities & Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

    To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2000 fiscal year our directors, executive officers and persons who own more than 10% of our Common Stock complied with all Section 16(a) filing requirements with the exception of the following individuals: Mr. Joseph Priske's Form 3 was filed 11 days late, Mr. Gunther Roepstorff's Form 4 for transactions that took place in December 2000 will not be filed until May 2001, and Mr. Michael Chandler and Mr. John Santos failed to report the grant of certain stock options. The Company is taking steps to remedy the problem with delinquent filings by better educating its officers and directors to their reporting obligations and by assigning an individual to contact each officer and director at the start of every month to determine if reporting obligations exist.

INDEPENDENT PUBLIC ACCOUNTANTS

    Representatives of BDO Seidman, LLP, independent public auditors for the Company for the 2000 fiscal year, will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

    Audit Fees:  The aggregate fees billed for professional services rendered for the audit of our annual financial statements for the most recent fiscal year and the reviews of the financial statements included in our Forms 10-Q for the most recent fiscal year totaled $164,000.

    All Other Fees:  Fees for services rendered other than in connection with the audit of our annual financial statements and reviews of the financial statements included in our Forms 10-Q for the most recent fiscal year totaled $299,000.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    To be considered for inclusion in next year's Proxy Statement, stockholder proposals must be received at our principal executive offices no later than the close of business on December 31, 2001.

    Notice of intention to present a proposal at the 2002 Annual Meeting should be addressed to Corporate Secretary, STAAR Surgical Company, 1911 Walker Avenue, Monrovia, California 91016. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

TRANSACTION OF OTHER BUSINESS

    Management does not know of any matters to be brought before the meeting other than those referred to in this Proxy Statement. If any matters which are not specifically set forth in the form of proxy and this Proxy Statement properly come before the meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

Appendix "A"

1998 STAAR SURGICAL COMPANY STOCK PLAN
Adopted April 17, 1998

STAAR SURGICAL COMPANY
1911 Walker Avenue, Monrovia, California 91016

1998 STAAR SURGICAL COMPANY STOCK PLAN

    The Board of Directors of STAAR Surgical Company (the "Company"), a corporation organized under the laws of the State of Delaware, hereby adopts this 1998 STAAR Surgical Company Stock Plan.

    WHEREAS, the growth, development and financial success of the Company (and any parents and/or any subsidiaries of the Company) is and will remain dependent, in significant part, upon the judgment, initiative, efforts and/or services their respective employees, officers, directors, consultants and advisors;

    WHEREAS, the Company desires, in order to attract, compensate and motivate selected employees, officers, directors, consultants and/or advisors for the Company (and any parent and/or any subsidiaries of the Company), and to appropriately compensate them for their efforts, to create a stock plan which will enable the Company, in its sole discretion and from time-to-time, to offer to or provide such persons with incentives and/or inducements in the form of capital stock of the Company, or rights in the form of options to acquire capital stock of the Company, thereby affording such persons with an opportunity to share in potential capital appreciation in the capital stock of the Company and/or potential distributions made in connection therewith;

    WHEREAS, the Company further desires that the stock plan be structured to permit it, in its sole discretion, to offer and issue options to purchase capital stock which are classified as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended;

    WHEREAS, the Company further desires that the stock plan be structured to permit it, in its sole discretion, to offer and issue capital stock or options to acquire capital stock in reliance upon certain exemptions from registration or qualification afforded under certain federal, state or territorial securities laws to be selected by the Company as are or may become applicable including, by way of example and not limitation: Rule 701 promulgated under the Securities Act of 1933, as amended (for compensatory benefit plans); Rules 504, 505 and/or 506 of Regulation D promulgated under the Securities Act of 1933 (for private or limited offerings); Section 25102(f) of the California Corporate Securities Law of 1968, as amended (for non-public offerings); and Section 25102(o) of the California Corporate Securities Law of 1968, as amended (for stock option and stock purchase plans conforming with Rule 701); and

    WHEREAS, so long as the Company's equity securities remain registered under Sections 12(b) or 12(g) of the Securities and Exchange Act of 1934, the Company further desires that the stock plan be structured to comply with the Securities and Exchange Act of 1934.

ARTICLE I

DEFINITIONS

    Set forth below are definitions of capitalized terms which are generally used throughout the Plan, or references to provisions containing such definitions (Capitalized terms used only in a specific section of the Plan are defined in such section):

    1.01 "Applicable Laws" means the requirements relating to the administration of stock plans under: (i) United States corporate laws; (ii) applicable Securities Laws (including those of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan), (iii) the Code; and (iv) any stock exchange or quotation system on which the Common Stock is listed or quoted.

    1.02 "Approved Corporate Transaction" shall mean any time the Board and/or, to the extent required by law, the stockholders of the Company, approve either: (i) a merger or consolidation or stock exchange or divisive reorganization (i.e., spin-off, split-off or split-up) and/or other reorganization with respect to the Company and/or its stockholders, or (ii) the sale, transfer, exchange or other disposition by the Company of fifty percent (50%) or more of its assets in a single or series of related transactions, is approved, provided, however, the term Approved Corporate Transaction shall not include any transaction wherein the stockholders of the Company immediately before such transaction directly or indirectly own, immediately following such transaction, a majority of the Total Combined Voting Power (as such term is defined in section 1.08A below) of the outstanding Voting Securities (as such term is defined in section 1.08A below) of the surviving corporation (or other entity) resulting from such transaction pursuant to clause (i), or the acquiring corporation (or other entity) pursuant to clause (ii).

    1.03 "Award" shall collectively and severally refer to any Options or Grant Shares granted or awarded under the Plan.

    1.04 "Award Agreement" shall collectively and severally refer to: (i) in the case of the grant or award of an Option, a Stock Option Certificate in such form as prescribed by the Plan Administrator from time-to-time; (ii) in the case of the grant or award of Grant Shares, a Stock Grant Agreement in such form as prescribed by the Plan Administrator from time-to-time; and (iii) in the case of the grant or award of SARs, a SAR Agreement in such form as prescribed by the Plan Administrator from time-to-time; provided, however, the Company may, in its sole discretion, (1) revise any such form of Award Agreement to reflect or incorporate such changes as the Company or its legal counsel may determine is appropriate and consistent with the terms of the Plan, and/or (2) evidence or confirm the grant of an Award in a written employment or consulting agreement in lieu of the form of any of the foregoing Award Agreements.

    1.05 "Blue Sky Laws" shall mean the securities laws of any state or territory of the United States, including any regulations or rules promulgated thereunder, which may apply to a transaction described in this Plan by reason of, among other things, the Recipient's residing in such, state or territory at the time of such transaction.

    1.06 "Board" shall mean the Board of Directors of the Company, as such body may be reconstituted from time to time.

    1.07 "California Securities Act" shall mean the California Corporate Securities Law of 1968, as amended (references herein to sections of the California Securities Act are intended to refer to sections of the California Securities Act as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the California Securities Act resulting from recodification, renumbering or otherwise).

    1.08 "Change In Control" shall mean the occurrence of any "Control Acquisition" or any "Significant Board Change" (as such terms are defined below).

      A.  "Control Acquisition" shall mean any time an "Acquiring Person" (as defined below) attains, by reason of and immediately after a transaction or series of related transactions (other than a Non-Control Transaction), "Beneficial Ownership" of fifty percent (50%) or more of the "Total Combined Voting Power" of the Company's then outstanding "Voting Securities" (all as defined below); unless the Board determines that it is not in the best interests of the Company for such transaction to be construed as a Control Acquisition; provided, however that at the time of such approval of the Board there are then in office not less than two Continuing Directors (as such term is defined below) and such action or transaction or series of related actions or transactions are approved by a majority of the Continuing Directors then in office.

        (1) "Acquiring Person" shall mean any "Person" (as defined below) with the exception of: (A) any Employee Benefit Plan (or a trust forming a part thereof) maintained by the Company, or by any corporation or entity in which the Company holds fifty percent (50%) or more of the Voting Securities (each, a "Controlled Subsidiary"); (B) the Company or any Controlled Subsidiary; or (C) any Person which acquires the threshold percentage of Voting Securities through a "Non-Control Transaction" (as defined below).

        (2) "Non-Control Transaction" shall mean any transaction in which the stockholders of the Company immediately before such transaction directly or indirectly own, immediately following such transaction, at least a majority of the Total Combined Voting Power (as defined below) of the outstanding Voting Securities (as defined below) of the surviving corporation (or other entity) resulting from such transaction, in substantially the same proportion as such stockholders' ownership of the Company's Voting Securities immediately before such transaction.

        (3) "Person," "Beneficial Ownership," "Total Combined Voting Power" and "Voting Securities" shall have the meaning described to such terms in Sections 13(d) and 14(d) of the Securities Exchange Act and Rule 13d-3 promulgated thereunder.

        (4) "Continuing Director" shall mean: (A) any member of the Board, while such Person is a member of the Board, who is not an Acquiring Person or an "Affiliate" or "Associate" (as defined below) of an Acquiring Person, or a representative of an Acquiring Person or any such Affiliate or Associate, and was a member of the Board prior to the date of this Plan, or (B) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors. The terms "Affiliate" and "Associates" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

        Notwithstanding the foregoing, a Control Acquisition shall not be deemed to have occurred solely because any Person acquires Beneficial Ownership of more than the threshold percentage of the outstanding Voting Securities as a result of an acquisition of Voting Securities by the Company (each, a "Redemption") which, by reducing the number of Voting Securities outstanding, increased the percentage of outstanding Voting Securities Beneficially Owned by such Person; provided, however, that if (A) a Control Acquisition would occur as a result of a Redemption but for the operation of this sentence, and (B) after such Redemption, such Person becomes the Beneficial Owner of any additional Voting Securities, which increase the percentage of the then outstanding Voting Securities Beneficially Owned by such Person over the percentage owned as a result of the Redemption, then a Control Acquisition shall occur.

      B.  "Significant Board Change" shall mean any time, during any period of three (3) consecutive years after the date of this Agreement, wherein the individuals who constituted the Board at the beginning of such period (the "Incumbent Board") cease to constitute a majority of the Board, for any reason other than: (1) the voluntary resignation of one or more Board members; (2) the refusal by one or more Board members to stand for election to the Board; and/or (3) the removal of one or more Board members for good cause; provided, however, (A) that if the nomination or election of any new director of the Company was approved by a vote of at least a majority of the Incumbent Board, such new director shall be deemed a member of the Incumbent Board; and (B) that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Securities Exchange Act), or as a result of a solicitation of proxies or consents by or on behalf of an Acquiror, other than a member of the Board (a "Proxy Contest"), or as a result of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

    1.09 "Code" shall mean the Internal Revenue Code of 1986, as amended (references herein to sections of the Code are intended to refer to sections of the Code as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

    1.10 "Commission" shall mean the United States Securities and Exchange Commission.

    1.11 "Common Stock" shall mean the Company's common stock, no par value.

    1.12 "Company" shall mean STAAR Surgical Company, a Delaware corporation and its successors.

    1.13 "Consent of Spouse" shall mean that Consent of Spouse in such form as prescribed by the Plan Administrator from time-to-time.

    1.14 "Consultant" shall mean any Person who, in a capacity other than as an Employee or Director, provides bona fide services in a consulting or advisory capacity to the Company and/or to any Parent and/or to any Subsidiary, whether as an entity or a natural person, and whether as an independent contractor or an employee of an employer.

    1.15 "Director" shall mean any Person who is voted or appointed as a member of the Board of Directors of the Company and/or of any Parent and/or of any Subsidiary, whether such Person is so engaged at the time the Plan is adopted or becomes so engaged subsequent to the adoption of the Plan.

    1.16 "Disability" (or the related term "Disabled") shall be defined, without limitation, as any of the following with respect to a Recipient who is an Employee or a Director: (i) the receipt of any disability insurance benefits by the Recipient; (ii) a declaration by a court of competent jurisdiction that the Recipient is legally incompetent; (iii) the Recipient's material inability due to medically documented mental or physical illness or disabilities to fully perform the Recipient's regular obligations as an Employee or as a Director (as the case may be) under such office, with reasonable accommodation if then required by applicable federal, state, territorial and/or provincial laws or regulations, for a three (3) month continuous period, or for six (6) cumulative months within any one (1) year continuous period, or the reasonable determination by the Board that the Recipient will not be able to fully perform the Recipient's regular obligations as an Employee or as a Director (as the case may be), under such office, with reasonable accommodation if then required by applicable federal, state and/or territorial laws or regulations, for a three (3) month continuous period. If the Board determines that the Recipient is Disabled under clause (iii) above, and the Recipient disagrees with the conclusion of the Board, then the Company shall engage a qualified independent physician reasonably acceptable to the Recipient to examine the Recipient at the Company's sole expense. The determination of such physician shall be provided in writing to the parties and shall be final and binding upon the parties for all purposes of this Agreement. The Recipient hereby consents to examination in the manner set forth above, and waives any physician-patient privilege arising from any such examination as it relates to the determination of the purported disability. If the parties cannot agree upon such physician, a physician shall be appointed by the American Arbitration Association, located in Los Angeles, California, according to the rules and practices of the American Arbitration Association from time-to-time in force.

    1.17 "Eligible Person" shall mean any Person who, at the applicable time of the grant or award of an Award under the Plan, is an Employee, a Director, and/or a Consultant. Notwithstanding the foregoing, no Award hereunder may be granted to any Person, even if otherwise an Eligible Person, with respect to: (i) any circumstances which would not be considered to be either a bonus or reward for services provided, or compensation for services rendered; or (ii) in the case of any Consultant, services rendered wholly or partially in connection with the offer and sale of securities in a capital-raising transaction.

    1.18 "Employee" shall mean any employee of the Company or of any Parent and/or of any Subsidiary, whether such Person is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

    1.19 "Executive Officer" shall mean the Company's president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of any Parent or Subsidiary of the Company shall be deemed Executive Officers of the Company if they perform such policy-making functions for the Company.

    1.20 "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended, including any regulations or rules promulgated by the Commission thereunder (references herein to sections of the Exchange Act are intended to refer to sections of the Exchange Act as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Exchange Act resulting from recodification, renumbering or otherwise).

    1.21 "Fair Market Value" of a share of Common Stock as of a given valuation date shall be determined as follows:

      A.  If the Common Stock is traded on a stock exchange, the Fair Market Value will be equal to the closing price of Common Stock on the principal exchange on which the Common Stock is then trading as reported by such exchange (or as reported by any composite index which includes such principal exchange) for the trading day previous to the date of valuation, or if the Common Stock is not traded on such date, on the next preceding trading day during which a trade occurred;

      B.  If the Common Stock is traded over-the-counter on the Nasdaq National Market on the date in question, the Fair Market Value will be equal to the last transaction-price of the Common Stock as reported by Nasdaq for the trading day previous to the date of valuation, or if the Common Stock is not traded on such date, on the next preceding trading day during which a trade occurred;

      C.  If the Common Stock is traded over-the-counter on the Nasdaq SmallCap Market, the Fair Market Value will equal the mean between the last reported closing representative bid and asked price for the Common Stock as reported by Nasdaq for the trading day previous to the date of valuation, or if the Common Stock is not traded on such date, on the next preceding trading day during which a trade occurred; or

      D.  If the Common Stock is not publicly traded on an exchange and is not traded over-the-counter on Nasdaq, the Fair Market Value shall be determined by the Board acting in good faith on such basis as it deems appropriate, including quotations by market makers if the Common Stock is traded over-the-counter on the NASD Electronic Bulletin Board or Pink Sheets on the date in question should the Plan Administrator deem such quotations to be appropriate given the volume and circumstances of trades; provided, however, in the case of any Award granted pursuant to the exemption afforded by Section 25102(o) of the California Securities Act, the Board shall, in accordance with Regulation 260.140.50 promulgated under the California Securities Act, price the Award at a price which is fair to the Company and the Recipient and, in connection therewith, take into consideration the earnings history, book value and prospects of the Company in the light of market conditions generally.

    The Fair Market Value as determined above shall be subject to such discount as the Plan Administrator may, in its sole discretion and without obligation to do so, determine to be appropriate to reflect any such impairments to the value of the associated Option Shares and/or Grant Shares to which the valuation relates such as, by way of example and not limitation, (1) the fact that such Option Shares and/or Grant Shares constitute unregistered securities (whether or not considered "restricted stock" within the meaning of Rule 144 of the Securities Act), and/or (2) such Option Shares and/or Grant Shares are subject to conditions, risk of forfeiture, or repurchase rights or rights of first refusal which impair their value including, without limitation, those forfeiture conditions more particularly described in Article VII; provided, however, in the event of the grant or award of an Incentive Option, no discount shall be given with respect to any impairments in value attributable to any restriction which, by its terms, will never lapse within the meaning of Section 422(c)(7) of the Code.

    1.22 "Forfeitable Grant Shares" shall mean Grant Shares that are subject to restrictions set forth in Article VII.

    1.23 "Grant Shares" shall mean Plan Shares granted or awarded in accordance with Article VI.

    1.24 "Incentive Option" shall mean an Option which qualifies under Section 422 of the Code, and is specifically granted as an Incentive Option under the Plan in accordance with the applicable provisions of Article V.

    1.25 "Independent SAR" shall have the meaning ascribed to such term in section 9.01.

    1.26 "Non-qualified Option" shall mean any Option granted under the Plan other than an Incentive Option; provided, however, the term Non-Qualified Option shall include any Incentive Option which, for any reason, fails to qualify as an incentive stock option under Section 422 of the Code and the rules and regulations thereunder.

    1.27 "Option" shall mean an option to purchase Plan Shares granted or awarded pursuant to Article V. Unless specific reference is made thereto, the term "Options" shall be construed as referring to both Non-Qualified Options (including Replacement Options) and Incentive Options.

    1.28 "Option Price" is defined in section 5.02 of the Plan.

    1.29 "Option Shares" shall mean any Plan Shares which an Option entitles the holder thereof to purchase.

    1.30 "Parent" shall mean any "parent" of the Company, as such term is defined by, or interpreted under, Rule 701 promulgated under the Securities Act, including any such parent which is a corporation, partnership, limited partnership or limited liability company to the extent permitted under Rule 701.

    1.31 "Person" shall be defined, in its broadest sense, as any individual, entity or fiduciary such as, by way of example and not limitation, individual or natural persons, corporations, partnerships (limited or general), joint-ventures, associations, limited liability companies/partnerships or fiduciary arrangements (such as trusts and custodial arrangements).

    1.32 "Plan" shall mean this 1998 STAAR Surgical Company Stock Plan.

    1.33 "Plan Administrator" shall refer to the Person or Persons who are administering the Plan as described in Article III, namely, the Board, the Plan Committee, or any Director-Officers designated by the Board or the Plan Committee.

    1.34 "Plan Committee" shall mean that Committee comprised of members of the Board that may be appointed by the Board to administer and interpret the Plan as more particularly described in Article III of the Plan.

    1.35 "Plan Shares" shall refer to shares of Common Stock issuable in connection with Awards in accordance with section 4.01, including, Option Shares, Grant Shares and SAR Shares.

    1.36 "Recipient" shall mean any Eligible Person who, at a particular time, receives the grant of an Award.

    1.37 "Recipient's Representative's Letter" shall mean that letter from an independent investment advisor of a Recipient in such form as prescribed by the Plan Administrator from time-to-time.

    1.38 "Replacement Option" shall mean a Non-Qualified Option specifically granted as a Replacement Option under the Plan in accordance with the applicable provisions of section 5.08.

    1.39 "Reporting Company" shall mean a corporation which registers its equity securities pursuant to Sections 12(b) or 12(g) of the Exchange Act; provided, however, any foreign corporation which registers its equity securities as a "foreign private issuer" shall not be deemed a Reporting Company for purposes of this Plan unless and until such time as it is required or elects to register its equity securities as a foreign issuer other than a foreign private issuer.

    1.40 "Stock Appreciation Rights" or "SARs" shall have the meaning ascribed to such terms in section 9.01.

    1.41 "Securities Act" shall mean the Securities Act of 1933, as amended, including all regulations or rules promulgated by the Commission thereunder (references herein to sections of the Securities Act are intended to refer to sections of the Securities Act as enacted at the time of the adoption of the Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Securities Act resulting from recodification, renumbering or otherwise).

    1.42 "Securities Laws" shall collectively refer to the Securities Act, the Exchange Act and the Blue Sky Laws.

    1.43 "Subsidiary" shall mean any "majority-owned subsidiary" of the Company, as such term is defined by, or interpreted under, Rule 701 promulgated under the Securities Act, including any such subsidiary which is a corporation, partnership, limited partnership or limited liability company to the extent permitted under Rule 701. The term Subsidiary shall specifically exclude any majority-owned subsidiaries (other than the Company, if applicable) of any Parent.

    1.44 "Tandem SAR" shall have the meaning ascribed to such term in section 9.01.

    1.45 "Ten Percent Stockholder" shall mean a Person who owns, either directly or indirectly, at the time such Person is granted an Award, stock of the Company possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of any Parent and/or any Subsidiary.

    1.46 "Termination By Company For Cause" shall mean the following:

      A.  Employee-Recipient.  In the case of a Recipient who is an Employee, the Plan Administrator determines that:

        (1) Any representation or warranty of the Recipient in connection with the grant of the Award (or the subsequent exercise of an Option, if the Award is an Option) is not materially true, accurate and complete;

        (2) The Recipient has breached or wrongfully failed and/or refused to fulfill and/or perform any of the Recipient's obligations, promises or covenants under the underlying Award Agreement;

        (3) The Recipient has breached or wrongfully failed and/or refused to fulfill and/or perform any of the Recipient's representations, warranties, obligations, promises or covenants in any agreement (other than the Award Agreement) entered into between the Company and the Recipient, without cure, if any, as provided in such agreement;

        (4) The Recipient has failed and/or refused to obey any lawful and proper order or directive of the Board, and/or the Recipient has intentionally interfered with the compliance by other employees of the Company with any such orders or directives;

        (5) The Recipient has breached the Recipient's fiduciary duties to the Company;

        (6) The Recipient has caused the Company to be convicted of a crime, or intentionally caused the Company to incur criminal penalties in material amounts;

        (7) The Recipient has committed: (A) any act of fraud, misrepresentation, theft, embezzlement or misappropriation, and/or any other dishonest act against the Company and/or any of its affiliates, subsidiaries, joint ventures; or (B) any other offense involving moral turpitude, which offense is followed by conviction or by final action of any court of law; or (C) a felony;

        (8) The Recipient has used alcohol or drugs to an extent that such use: (A) interfered with or was likely to interfere with the Recipient's ability to perform the Recipient's duties to the Company; and/or (B) such use endangers or was likely to endanger the life, health, safety, or property of the Recipient, the Company, and/or any other person;

        (9) The Recipient has demonstrated or committed such acts racism, sexism or other discrimination as would tend to bring the Company into public scandal or ridicule, or would otherwise result in material and substantial harm to the Company's business, reputation, operations, affairs or financial position; and/or

       (10) The Recipient engaged in other conduct constituting cause for termination.

      B.  Director-Recipient.  With respect to a Recipient who is a Director, the Plan Administrator determines that:

        (1) The Board has removed the Recipient as a member of the Board for "cause" as such term is defined or interpreted by the Articles or Certificate of Incorporation and/or the Bylaws of the Company, and/or the laws of the State of the Company's organization, or for breach of the Recipient's statutory or common law duties as a Director;

        (2) The Recipient has refused or is unable to be nominated for a position on the Board, including where due to the Recipient's failure to request cumulative voting for such election (if applicable) and the Recipient's failure to vote all of the Recipient's shares of Common Stock for the Recipient's election to the Board; and/or

        (3) Any event described above in section 1.46A has occurred with respect to the Recipient.

      C.  Consultant-Recipient.  In the case of any Recipient who is a Consultant, the Plan Administrator determines that any event described above in section 1.46A has occurred with respect to the Recipient.

        Any nominees or designees of the Recipient to the Board shall, if a member of the Plan Administrator, abstain from voting with respect to any decision by the Plan Administrator relating to any of the foregoing events as they pertain to any Award in which the Recipient has a direct or indirect interest.

        In the event the Recipient is both Disabled and the provisions of subsection 1.46A(6) are applicable with respect to the Recipient, the Company shall nevertheless have the right to deem such event as a Termination By Company For Cause.

    1.47 "Termination By Recipient For Good Reason" shall mean the following:

      A.  Employee-Recipient.  With respect to any Recipient who is an Employee:

        (1) The Company's representations or warranties in the Award Agreement are not materially true, accurate and complete;

        (2) The Company has intentionally and continually breached or wrongfully failed and/or refused to fulfill and/or perform any of the Company's obligations, promises or covenants under the underlying Award Agreement;

        (3) The Company has intentionally and continually breached or wrongfully failed and/or refused to fulfill and/or perform any of the Company's representations, warranties, obligations, promises or covenants in any agreement (other than the Award Agreement) entered into between the Company and the Recipient, without cure, if any, as provided in such agreement; and/or

        (4) The Company intentionally requires the Recipient to commit or participate in any felony or other serious crime.

      B.  Director-Recipient.  With respect to any Recipient who is a Director:

        (1) The Company removes or fails to reappoint or re-elect the Recipient as a Director (unless such action is attributable to an event considered to constitute Termination By Company For Cause); and/or

        (2) The occurrence of any of the events described above in subsection 1.47A(1) through subsection 1.47A(4) with respect to the Director.

      C.  Consultant-Recipient.  With respect to any Recipient who is a Consultant, the occurrence of any of the events described above in subsection 1.47A(1) through subsection 1.47A(4) with respect to the Consultant.

        In the event any of the events described above in this section 1.46 occurs with respect to the Company, and such event is reasonably susceptible of being cured, then the Company shall be entitled to a grace period of thirty (30) days following receipt of written notice of such event (or such longer period of time as is reasonable should such event be of a character which cannot be cured within a period of thirty (30) days), to cure such event to the reasonable satisfaction of the Recipient, provided that the Company promptly commences to cure such event and uses reasonable diligence thereafter in curing such event No act, nor failure to act, on the Company's part shall be considered "intentional" unless the Company has acted, or failed to act, with a lack of good faith and with a lack of reasonable belief.

    1.48 "Termination Of Recipient" is defined, as the case may be, as follows:

      A.  Employee-Recipient.  With respect to a Recipient who is an Employee, the time when the employee- employer relationship between the Recipient and the Company (or any Parent or Subsidiary) is terminated for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, including, but not by way of limitation, termination by resignation, discharge, retirement, or leave of absence, but excluding terminations where: (1) the Recipient remains employed by the Company (if such termination relates to the Recipient's employment with any Parent and/or any Subsidiary) and/or by any Parent and/or any Subsidiary (if such termination relates to the Recipient's employment with the Company); (2) there is simultaneous employment of the Recipient by the Company and/or any Parent and/or any Subsidiary; and/or (3) there is a simultaneous establishment of a consulting relationship between the Company and the Recipient.

      B.  Director-Recipient.  With respect to a Recipient who is a Director, the time when the Recipient's status as a Director ceases for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, but excluding cases where the Recipient remains a Director of the Company (if such termination relates to the Recipient's status as a Director of any Parent and/or any Subsidiary) and/or by any Parent and/or any Subsidiary (if such termination relates to the Recipient's status as a Director of the Company).

      C.  Consultant-Recipient.  With respect to a Recipient who is a Consultant, the time when the Recipient's engagement as a Consultant to the Company and/or any Parent and/or any Subsidiary ceases for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, but excluding cases where there is a simultaneous commencement of employment of the Recipient by the Company and/or any Parent and/or any Subsidiary.

    1.49 "Transfer" shall mean any transfer or alienation of an Award which would directly or indirectly change the legal or beneficial ownership thereof, whether voluntary or by operation of law, regardless of payment or provision of consideration, including, by way of example and not limitation: (i) the sale, assignment, bequest or gift of the Award; (ii) any transaction that creates or grants an option, warrant, or right to obtain an interest in the Award; (iii) any transaction that creates a form of joint ownership in the Award between the Recipient and one or more other Persons; (iv) any Transfer of the Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge of the Award or any interest therein, or the attachment or imposition of a lien by a creditor of the Recipient on the Award or any interest therein which is not released within thirty (30) days after the imposition thereof; (v) any distribution by a Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be; or (vi) any distribution by a Recipient which is a fiduciary such as a trustee or custodian to its settlors or beneficiaries.

    1.50 "Withholding Taxes" means any federal, state and/or local employment taxes which the Company shall have the obligation to withhold from a Recipient in connection with the grant of any Award and/or exercise of any Option, as the case may be.

ARTICLE II

TERM OF PLAN

    2.01  Effective Date for Plan; Termination Date for Plan.  The Plan shall be effective as of such time and date as the Plan is adopted by the Board, and the Plan shall terminate on the first business day prior to the ten (10) year anniversary of the date the Plan became effective. No Awards shall be granted or awarded under the Plan before the date the Plan becomes effective or after the date the Plan terminates; provided, however: (i) all Awards granted pursuant to the Plan prior to the effective date of the Plan shall not be affected by the termination of the Plan; and (ii) all other provisions of the

Plan shall remain in effect until the terms of all outstanding Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

    2.02  Failure of Stockholders to Approve Plan.  In the event the Plan is not approved by the holders of a majority of the shares of Common Stock of the Company within twelve (12) months before or after the date the Plan becomes effective, then: (i) any Incentive Options granted under the Plan shall be reclassified as Non-Qualified Options retroactive to the date of grant; and (ii) any Awards (including Incentive Options discussed immediately above) made pursuant to the exemption afforded by Section 25102(o) of the California Securities Act shall be rescinded (including any Incentive Options granted pursuant to such exemption, notwithstanding clause (i) above).

ARTICLE III

PLAN ADMINISTRATION

    3.01  General.  The Plan shall be administered exclusively by the Board and/or, to the extent authorized pursuant to this Article III, the Plan Committee or Director-Officers (collectively, the "Plan Administrator").

    3.02  Delegation to Plan Committee.  Subject to the authority granted to the Board under the Articles of Incorporation and the Bylaws of the Company, the Board may, in its sole discretion and at any time, establish a committee comprised of two (2) or more members of the Board (the "Plan Committee") to administer the Plan either in its entirety or to administer such functions concerning the Plan as delegated to such Committee by the Board. Members of the Plan Committee may resign at any time by delivering written notice to the Board. Vacancies in the Plan Committee shall be filled by the Board. The Plan Committee shall act by a majority of its members in office. The Plan Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Plan Committee.

    3.03  Compliance with Section 16 of the Exchange Act.  Anything in this Article III to the contrary notwithstanding, in the event and commencing at such time as this Company becomes a Reporting Company, or is otherwise required to register its equity securities under Sections 12(b) or 12(g) of the Exchange Act, any matter concerning a grant or award of an Award under the Plan to any Director, Executive Officer or Ten Percent Stockholder shall, to the extent desirable to qualify such Awards as exempt under Rule 16b-3(b)(3) promulgated under the Exchange Act, be made only by: (i) the Board; (ii) the Plan Committee, provided it is comprised solely of "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3); or (iii) a special committee of the Board, or subcommittee of the Plan Committee, comprised solely of two (2) or more members of the Board who are non-Employee Directors.

    3.04  Compliance with Section 162(m) of the Code.  Anything in this Article III to the contrary notwithstanding, in the event and commencing at such time as any grant of an Award shall be subject to the deduction limitations prescribed by Section 162(m) of the Code, and the Plan Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan Administrator shall (for purposes of making such grant) consist of a special committee of the Board comprised solely of two or more "outside directors" within the meaning of Section 162(m) of the Code.

    3.05  Delegation to Director-Officers.  Subject to the authority granted to the Board under the Articles of Incorporation and the Bylaws of the Company, the Board may, in its sole discretion and at any time, and subject to the authority granted to it by the Board, the Plan Committee may, in its sole discretion and at any time, delegate all or any portion of their authority described below under section 3.06 through section 3.06 to one or more Directors who are also Director-Officers, provided that the Board or the Plan Committee (as the case may be) ratifies such actions by such designated Director-Officers. Notwithstanding the foregoing, in the event the Company is then a Reporting

Company, no authority shall be delegated to the aforesaid Director-Officers with respect to any matter concerning a grant or award of an Award under the Plan to any Director, Executive Officer or Ten Percent Stockholder.

    3.06  Authority to Make Awards and to Determine Terms and Conditions of Awards.  Subject to any limitations prescribed by the Articles of Incorporation and Bylaws of the Company, and further subject to the express terms, conditions, limitations and other provisions of the Plan, the Plan Administrator shall have the full and final authority, in its sole discretion at any time and from time-to-time, to do any of the following: (i) designate and/or identify the Persons or classes of Persons who are considered Eligible Persons; (ii) grant Awards to such selected Eligible Persons or classes of Eligible Persons in such form and amount as the Plan Administrator shall determine; (iii) determine the number of Plan Shares to be covered by each Award; (iv) approve forms of Award Agreements for use under the Plan; (v) impose such terms, limitations, restrictions and conditions upon any Award as the Plan Administrator shall deem appropriate and necessary including, without limitation: (1) the date of grant of the Award; (2) the time or times when Options or SARs may be exercised (which may be based on performance criteria); (3) any vesting and/or forfeiture conditions placed upon any Awards; and (4) and repurchase conditions placed upon grants or awards of Grant Shares; (vi) require as a condition of the grant of an Award that the Recipient surrender for cancellation some or all of any unexercised Options which have previously been granted to the Recipient under the Plan or otherwise (an Award, the grant of which is conditioned upon such surrender; may have a price or value lower (or higher) than the surrendered Option; may cover the same (or a lesser or greater) number of shares of Common Stock as such surrendered Option; may contain such other terms as the Plan Administrator deems appropriate and necessary; and shall be exercisable in or granted in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option); (vii) approve the reduction in the exercise price of any Option or SAR to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or SAR shall have declined since the date such Option or SAR was granted; (viii) determine the type and value of consideration which the Company will accept from Recipients in payment for the exercise of Options and/or the award of Grant Shares; (ix) determine the type and value of consideration which the Company will pay in connection with the exercise of SARs; (x) adopt, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan; (xi) modify or amend each Award (subject to), including the discretionary authority to extend the post-termination exercisability period of Options or SARs longer than is otherwise provided for in the Plan; and (xii) agree to withhold Plan Shares in satisfaction of any applicable Withholding Taxes. In determining the recipient, form and amount of Awards, the Plan Administrator shall consider any factors it may deem relevant such as, by way of example and not limitation or obligation, the Recipient's functions, responsibilities, value of services to the Company, and past and potential contributions to the Company's profitability and sound growth.

    3.07  Authority to Interpret Plan; Binding Effect of all Determinations.  The Plan Administrator shall, in its sole and absolute discretion, interpret and determine the effect of all matters and questions relating to the Plan including, without limitation, all questions relating to whether a Termination Of Recipient has occurred such as, by way of example and not limitation, those relating to the effect of a leave of absence, a change in status from an employee to an independent contractor, and/or any other change in the employer-employee relationship. All interpretations and determinations of the Plan Administrator under the Plan (including, without limitation, determinations pertaining to the eligibility of Persons to receive Awards, the form, amount and timing of Awards, the methods of payment for Awards, the restrictions and conditions placed upon Awards, and the other terms and provisions of Awards and the certificates or agreements evidencing same) need not be uniform and may be made by the Plan Administrator selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated. All actions taken and all interpretations and determinations made under the Plan in good faith by the Plan Administrator shall be final and binding upon the Recipient, the Company, and all other interested Persons. No member of the Plan Administrator shall be personally liable for any action taken or decision made in good faith relating to the Plan, and all Persons constituting the Plan Administrator shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

    3.08  Compensation; Advisors.  Members of the Plan Administrator shall receive such compensation for their services hereunder as may be determined by the Board. All expenses and liabilities incurred by members of the Plan Administrator in connection with the administration of the Plan shall be borne by the Company. The Plan Administrator may, at the cost of the Company, employ attorneys, consultants, advisors, accountants, appraisers, brokers or other Persons to provide advice, opinions or valuations, and the Plan Administrator shall be entitled to rely upon any such advice, opinions or valuations.

ARTICLE IV

SHARES OF COMMON STOCK ISSUABLE UNDER PLAN

    4.01  Maximum Number of Shares Authorized Under Plan.  Plan Shares which may be issued or granted under the Plan shall be authorized and unissued or treasury shares of Common Stock. The aggregate maximum number of Plan Shares which may be issued, whether upon exercise of Options or as a grant of Grant Shares, or in payment of SARs, shall not exceed one million (1,000,000) shares of Common Stock; provided, however, that such number shall be increased by the following (unless and to the extent that such action would cause an Incentive Option to fail to qualify as an Incentive Option under Section 422 of the Code):

      A.  Any shares of Common Stock tendered by a Recipient as payment for Option Shares (in connection with the exercise of the associated Option) or Grant Shares;

      B.  Any shares of Common Stock underlying any options, warrants or other rights to purchase or acquire Common Stock which options, warrants or rights are surrendered by a Recipient as payment for Option Shares (in connection with the exercise of the associated Option) or Grant Shares;

      C.  Any shares of Common Stock subject to an Option which, for any reason, is terminated unexercised or expires;

      D.  Any Forfeitable Grant Shares which, for any reason, are forfeited by the holder thereof or repurchased by the Company; and

      E.  Any SAR Shares subject to an Independent SAR which, for any reason, is terminated unexercised or expires.

    4.02  Calculation of Number of Shares Available for Awards.  For purposes of calculating the maximum number of Plan Shares which may be issued under the Plan, the following rules shall apply:

      A.  When Options are exercised, and when cash is used as full payment for Option Shares issuable upon exercise of such Options, all Option Shares issued in connection with such exercise (including Option Shares, if any, withheld in satisfaction of any applicable Withholding Taxes) shall be counted;

      B.  When Options are exercised, and when shares of Common Stock are used as full or partial payment for Option Shares issuable upon exercise of such Options, the net Option Shares issued in connection with such exercise (including Option Shares, if any, withheld in satisfaction of any Applicable Withholding Tax Requirements) shall be counted;

      C.  When Grant Shares are granted, and when shares of Common Stock are used as full or partial payment therefore, the net Grant Shares issued (including Grant Shares, if any, withheld in satisfaction of any applicable Withholding Taxes) shall be counted;

      D.  When SARs are exercised, only the Plan Shares issued in payment thereof (including Plan Shares, if any, withheld in satisfaction of any applicable Withholding Taxes) shall be counted; and

      E.  If the exercise price of an Option or SAR is reduced, the transaction will be treated as a cancellation of the Option or SAR, and the grant of a new Option or SAR.

    4.03  Date of Awards.  The date an Award is granted shall mean the date selected by the Plan Administrator as of which the Plan Administrator allots a specific number of Plan Shares to a Recipient with respect to such Award pursuant to the Plan.

ARTICLE V

OPTIONS (TO PURCHASE OPTION SHARES)

    5.01  Grant.  The Plan Administrator may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any Eligible Person one or more options ("Options") to purchase the number of Plan Shares allotted by the Plan Administrator ("Option Shares"), which Options shall be designated as Non-Qualified Options or Incentive Options; provided, however, no Incentive Option shall be granted to any Person who is not an "employee" (within the meaning of Sections 422(a)(2) and 3401(c) of the Code) of the Company and/or of any Parent and/or of any Subsidiary.

    All Options shall be Non-Qualified Options unless expressly stated by the Plan Administrator to be an Incentive Option, even if the terms and conditions of the Option comply with the terms and conditions of Section 422 of the Code. No Incentive Option may be granted in tandem with any other Option. The grant of an Option shall be evidenced by a written Stock Option Certificate, executed by the Recipient and an authorized officer of the Company, stating: (i) whether the Option is an Incentive Option, if applicable; (ii) the number of Option Shares subject to the Option; (iii) the Option Price (as such term is defined below) for the Option; and (iv) all other material terms and conditions of such Option.

    5.02  Option Price.  The purchase price per Option Share deliverable upon the exercise of an Option (the "Option Price") shall be such price as may be determined by the Plan Administrator; provided, however: (i) if the Option is an Incentive Option, the Option Price per Option Share may not be less than the Fair Market Value of a share of Common Stock as of the date of the grant, unless the Recipient of the Option is a Ten Percent Stockholder at the time of grant, in which case the Option Price per Option Share may not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) the Option Price per Option Share shall not be less than that allowed under the Applicable Laws; and (iii) under no circumstances shall the Option Price per Option Share be less than the then current par value per share of Common Stock.

    5.03  Option Term; Expiration.  The term of each Option shall commence at the grant date for such Option as determined by the Plan Administrator, and shall expire (unless an earlier expiration date is expressly provided in the underlying Stock Option Certificate or another section of the Plan including, without limitation, section 5.05), on the first business day prior to the ten (10) year anniversary of the date of grant thereof; provided, however, notwithstanding the foregoing, any Incentive Options granted to a Ten Percent Stockholder shall terminate on the first business day prior to the five (5) year anniversary of the date of grant thereof. Except as limited by the requirements of Section 422(b)(3) of the Code in the case of Incentive Options, and Section 25102(o) of the California Securities Act and Regulation 240.140.41 promulgated thereunder with respect to Options granted under Section 25102(o) of the California Securities Act, the Plan Administrator may extend the term of any outstanding Option should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

    5.04  Exercise Date.  Unless a later exercise date is expressly provided in the underlying Stock Option Certificate or another section of the Plan, each Option shall become exercisable on the later of: (i) the date of its grant as determined by the Plan Administrator; or (ii) the date of delivery to the Recipient, and execution by the Company and the Recipient, of the underlying Stock Option Certificate evidencing the grant of the Option. No Option shall be exercisable after the expiration of its applicable term as set forth in section 5.03. Subject to the foregoing, each Option shall be exercisable in whole or in part during its applicable term unless expressly provided otherwise in the underlying Stock Option Certificate.

    5.05  Vesting Conditions.  Subject to the limitations in Article X relating to Termination Of Recipient, the Plan Administrator may subject any Options granted to such vesting conditions as the Plan Administrator, in its sole discretion, determines are appropriate and necessary, such as, by way of example and not obligation: (1) the attainment of goals by the Recipient; (2) in the case of a Recipient who is an Employee, the continued provision of employment services by such Recipient to the Company and/or to any Parent or Subsidiary; (3) in the case of a Recipient who is a Director, the continued service by such Recipient as a Director to the Company and/or to any Parent or Subsidiary; or (4) in the case of a Recipient who is a Consultant, the continued provision of consulting services by such Recipient to the Company and/or to any Parent or Subsidiary. If no vesting is expressly provided in the underlying Stock Option Certificate, the Option Shares shall be deemed fully vested upon date of grant. Where vesting conditions are based upon continued performance of services to the Company, the special rules of Article X relating to Termination Of Recipient shall apply. No vesting conditions may be imposed which are not permitted, or exceed those permitted, under the exemption from registration or qualification to be relied upon under applicable Securities Laws, as selected by the Company in its sole discretion. For example, Options granted in reliance upon the exemption afforded by Section 25102(o) of the California Securities Act and Regulation 260.140.41(f) promulgated thereunder, shall provide for the vesting of Option Shares (for Recipients other than Executive Officers, Directors and/or Consultants) for a period of time which do not exceed five (5) years from date of grant of the Option, and which do not vest at least twenty percent (20%) per year on a cumulative basis from date of grant (i.e., 0% upon grant, 20% after one year, 40% after two years, etc.). If no vesting is expressly provided in the underlying Stock Option Certificate, the Option Shares shall be deemed fully vested upon date of grant. The Plan Administrator may waive the acceleration of any vesting and/or expiration provision of any outstanding Option should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

    5.06  Manner of Exercise.  An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery of all of the following to the Secretary of the Company at its principal executive offices prior to the time when such Option (or such portion) becomes unexercisable under this Article V: (i) a Notice of Exercise of Stock Option in the form attached to the underlying Stock Option Certificate, duly signed by the Recipient or other Person then entitled to exercise the Option or portion thereof, stating the number of Option Shares to be purchased by exercise of the associated Option; (ii) subject to Article VIII relating to non-cash form of consideration, payment in full for the Option Shares to be purchased by exercise of the underlying Option, together with payment in satisfaction of any applicable Withholding Taxes (collectively, the "Gross Option Exercise Price"), in immediately available funds, in U.S. dollars; provided, however, the Plan Administrator may, in its sole discretion, permit a delay in payment of the Gross Option Exercise Price for a period of up to thirty (30) days; (iii) a Consent of Spouse from the spouse of the Recipient, if any, duly signed by such spouse; (iv) in the event that the Option or portion thereof shall be exercised by any Person other than the Recipient, appropriate proof of the right of such person or persons to exercise the Option or portion thereof; and (v) Such documents, representations and undertakings as provided in the Stock Option Certificate and/or which the Plan Administrator, in its absolute discretion, deems necessary or advisable pursuant to section 13.01.

    5.07  Net Conversion of Option.  Notwithstanding section 5.06, if and to the extent expressly permitted in the underlying Stock Option Certificate, or if and to the extent otherwise consented to by the Plan Administrator in writing, the Recipient may convert an Option, in whole or in part, into such net number of Option Shares as shall be determined by dividing (x) the difference between (I) the aggregate Fair Market Value of the total number Option Shares to be exercised as of the conversion date, together with payment in satisfaction of any applicable Withholding Taxes, and (II) the aggregate Exercise Price of such total number of Option Shares, by (y) the Fair Market Value of one Option Share as of the date of conversion. The Recipient shall, in the event of such permitted conversion, tender to the Company all of the items described in section 5.06 with respect to the underlying Option (other than section 5.06 to the extent payment therefore is not required by operation of this section 5.07).

    5.08  Grant of Replacement Options.  In the event: (i) the Gross Option Exercise Price is paid in the form of shares of Common Stock owned by the Recipient pursuant to section 1 of Article VIII, and (ii) the exercising Recipient is then an Eligible Person, then the Plan Administrator in its sole discretion may, or the Plan Administrator (if and to the extent expressly required by the underlying Stock Option Certificate) shall, grant to the exercising Recipient options (the "Replacement Options") entitling the exercising Recipient to purchase such number of Plan Shares as shall equal the number of shares of Common Stock delivered to the Company in payment of the Gross Option Exercise Price with respect to the underlying Stock Option Certificate. The Replacement Option: (1) shall be immediately exercisable upon its grant (without any vesting conditions); (2) shall have an Option Price for each Option Share which equals the Fair Market Value of the Common Stock so paid as determined for purposes of payment pursuant to section 1 of; (3) shall have an Option Term co-terminus with that of the underlying Option; and (4) shall contain such other terms and conditions as contained in the underlying Stock Option Certificate. Shares of Common Stock received by the Recipient in connection with the grant of the Replacement Option may not be used as consideration in connection with the exercise of the Replacement Option, unless such shares of Common Stock have been held by the Recipient for a period of at least one (1) year, and such form of payment is otherwise permitted pursuant to the terms of Article VIII. Each Replacement Option shall be a Non-Qualified Option, even if the underlying Option was an Incentive Option or the terms and conditions of the Replacement Option would comply with the terms and conditions of Section 422 of the Code. The grant of a Replacement Option shall be evidenced by a written Stock Option Certificate, executed by the Recipient and an authorized officer of the Company, stating: (A) the number of Option Shares subject to the Option; (B) the Option Price (determined in the manner prescribed above in this section) for the Option; and (C) all other material terms and conditions of such Option.

    5.09  Conditions to Issuance of Option Shares.  The Company shall not be required to issue or deliver any certificate or certificates representing the Option Shares purchased upon exercise of any Option or any portion thereof prior to fulfillment of all of the following conditions: (i) the delivery of the documents described in section 5.06; (ii) the receipt by the Company of full payment for such Option Shares, together with payment in satisfaction of any applicable Withholding Taxes; (iii) subject to Article XIII, the satisfaction of any requirements or conditions of the Applicable Laws; and (iv) the lapse of such reasonable period of time following the exercise of the Option as the Plan Administrator may establish from time-to-time for administrative convenience.

    5.10  Notice of Disposition of Option Shares Acquired by Exercise of Incentive Options.  The Plan Administrator may require any Recipient who is an Employee who acquires any Option Shares pursuant to the exercise of an Incentive Option to give the Company prompt notice of any "disposition" (within the meaning of Section 422(a)(1) of the Code) of such Option Shares within (i) two (2) years from the date of grant of the underlying Incentive Option, or (ii) one (1) year after the issuance of such Option Shares to such Employee. The Plan Administrator may direct that the certificates evidencing such Option Shares refer to such requirement to give prompt notice.

ARTICLE VI

GRANT SHARES

    6.01  Grant.  The Plan Administrator may from time to time, and subject to the provision of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any Eligible Person one or more Plan Shares allotted by the Plan Administrator ("Grant Shares"). The grant of Grant Shares or grant of the right to receive Grant Shares shall be evidenced by a written Stock Grant Agreement, executed by the Recipient and an authorized officer of the Company on or before the time of the grant of such Grant Shares, setting forth: (i) the number of Grant Shares granted; (ii) the consideration (if any) for such Grant Shares; and (iii) all other material terms and conditions of such grant.

    6.02  Consideration (Purchase Price).  The Plan Administrator, in its sole discretion, may grant or award Grant Shares in any of the following instances:

      A.  As Bonus/Reward.  As a "bonus" or "reward" for services previously rendered and otherwise fully compensated, in which case the recipient of the Grant Shares shall not be required to pay any consideration to the Company for such Grant Shares, and the value of each Grant Shares shall be the Fair Market Value of a share of Common Stock on the date of grant.

      B.  As Compensation.  As "compensation" for the previous performance or future performance of services or attainment of goals, in which case the recipient of the Grant Shares shall not be required to pay any consideration to the Company for such Grant Shares (other than the performance of the Recipient's services), and the value of each Grant Share received (together with the value of such services or attainment of goals attained by the Recipient), shall be the Fair Market Value of a share of Common Stock on the date of grant.

      C.  As Purchase Price Consideration.  In "consideration" for the payment of a purchase price to the Company for each of such Grant Shares (the "Stock Grant Purchase Price") in an amount established by the Plan Administrator, provided, however:

        (1) If the Grant Shares are issued in reliance upon the exemption afforded by Section 25102(o) of the California Securities Act, the Stock Grant Purchase Price per each Grant Share may not be less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock as of the date of grant of such purchase right or the consummation of such purchase; provided, however, if the Recipient is a Ten Percent Stockholder, the Stock Grant Purchase Price per Grant Share may not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock as of the date of grant of such purchase right or the consummation of such purchase;

        (2) The Stock Grant Purchase Price shall not be less than that allowed under the exemption from registration under the applicable Blue Sky Laws of the state or territory in which the Recipient then resides as selected by the Company in its sole discretion;

        (3) If the Common Stock is traded on a stock exchange or over-the-counter on Nasdaq, the purchase price shall not be less than the minimum price per share permitted by such stock exchange or Nasdaq; and

        (4) Under no circumstances shall the Stock Grant Purchase Price per Grant Share be less than the then current par value per share of Common Stock.

    6.03  Term; Expiration.  The term in which a Recipient may purchase any Grant Shares awarded for which the Recipient is required to pay consideration shall commence at the grant date of the underlying Stock Grant Agreement as determined by the Plan Administrator, and shall expire on the date specified in the underlying Stock Grant. Except as limited by the requirements of Section 25102(o) of the California Securities Act and Regulation 240.140.41 promulgated thereunder with respect to Grant Shares granted under Section 25102(o) of the California Securities Act, the Plan Administrator may extend the term of any outstanding Stock Grant Agreement should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

    6.04  Deliveries; Manner of Payment.  The Grant Shares may be purchased solely by delivery of all of the following to the Secretary of the Company at the principal executive offices at the Company prior to the time the Grant Shares become purchasable under this Article VI: (i) the Stock Grant Agreement for the Grant Shares, duly signed by the Recipient; (ii) a Consent of Spouse from the spouse of the Recipient, if any, duly signed by such spouse; (iii) subject to Article VIII relating to non-cash form of consideration, payment in full of the Stock Grant Purchase Price (where payment thereof is required), together with payment in satisfaction of any applicable Withholding Taxes (collectively, the "Gross Stock Grant Purchase Price"), in immediately available funds, in U.S. dollars; provided, however, the Plan Administrator may, in its sole discretion, permit a delay in payment of the Gross Stock Grant Purchase Price for a period of up to thirty (30) days; (iv) such documents, representations and undertakings as provided in the Stock Grant Agreement and/or which the Plan Administrator, in its absolute discretion, deems necessary or advisable pursuant to section 13.01.

    6.05  Conditions to Issuance of Grant Shares.  The Company shall not be required to issue or deliver any certificate or certificates representing the Grant Shares prior to fulfillment of all of the following conditions: (i) the delivery of the documents described in section 6.04; (ii) the receipt by the Company of full payment (if applicable) for such Grant Shares, together with payment in satisfaction of any applicable Withholding Taxes; (iii) subject to Article XIII, the satisfaction of any requirements or conditions of the Applicable Laws; and (iv) the lapse of such reasonable period of time following the award of the Grant Shares as the Plan Administrator may establish from time-to-time for administrative convenience.

ARTICLE VII

FORFEITURE CONDITIONS PLACED UPON GRANT SHARES

    7.01  Vesting Conditions; Forfeiture of Unvested Grant Shares.  Subject to the limitations in Article X relating to Termination Of Recipient, the Plan Administrator may subject or condition Grant Shares granted or awarded (hereinafter referred to as "Forfeitable Grant Shares") to such vesting conditions based upon continued provision of services or attainment of goals subsequent to such grant of Forfeitable Grant Shares as the Plan Administrator, in its sole discretion, may deem appropriate and necessary, such as, by way of example and not obligation: (i) the attainment of goals by the Recipient; (ii) in the case of a Recipient who is an Employee, the continued provision of employment services by such Recipient to the Company and/or to any Parent or Subsidiary; (iii) in the case of a Recipient who is a Director, the continued service by such Recipient as a Director to the Company and/or to any Parent or Subsidiary; or (iv) in the case of a Recipient who is a Consultant, the continued provision of consulting services by such Recipient to the Company and/or to any Parent or Subsidiary, subject to the provisions set forth below. Where vesting conditions are based upon continued performance of services to the Company, the special rules of Article X relating to Termination Of Recipient shall apply. In the event the Recipient does not satisfy any vesting conditions, the Company may require the Recipient, subject to the repurchase payment terms of section 7.02, to forfeit such unvested Forfeitable Grant Shares to the Company. All vesting conditions imposed on the grant of Forfeitable Grant Shares, including repurchase payment terms complying with section 7.02, shall be set forth in a written Stock Grant Agreement, executed by the Company and the Recipient on or before the time of the grant of such Forfeitable Grant Shares, stating the number of said Forfeitable Grant Shares subject to such conditions, and further specifying the vesting conditions. If no vesting conditions are expressly provided in the underlying Stock Grant Agreement, the Grant Shares shall not be deemed to be Forfeitable Grant Shares, and will not be subject to forfeiture. The Plan Administrator may waive the acceleration of any vesting conditions placed upon any Forfeitable Grant Shares should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

    7.02  Repurchase of Forfeitable Grant Shares which are Forfeited.

      A.  Repurchase Rights and Price.  In the event the Company does not waive its right to require the Recipient to forfeit any or all of such unvested Forfeitable Grant Shares, the Company shall be required to pay the Recipient, for each unvested Forfeitable Grant Share which the Company requires the Recipient to forfeit, the amount per Forfeitable Grant Share set forth in the Stock Grant Agreement, provided, however:

        (1) The repurchase price per Forfeitable Grant Share in any event may not be less that the "original cost" (as such term is defined below) of such Forfeitable Grant Shares to be forfeited or, if elected by the Plan Administrator in its sole discretion and without any obligation to do so in the underlying Stock Grant Agreement, the "book value" (as such term is defined below) of such Forfeitable Grant Shares to be forfeited, if higher than the original cost; and

        (2) If such vesting conditions are based upon Termination Of Recipient as an Employee, and if the Forfeitable Grant Shares to be forfeited were issued in reliance upon the exemption afforded by Section 25102(o) of the California Securities Act, then, based upon the Company's election:

          (A) In the case of any Recipient other than an Executive Officer, Director, or Consultant, the vesting conditions for the aggregate group of Forfeitable Grant Shares (of which the Grant Shares to be forfeited are a part) must lapse at the rate of at least twenty percent (20%) per year over five (5) years from the date of purchase (i.e., 0% upon grant, 20% after one year, 40% after two years, etc.); or

          (B) The repurchase price for the Forfeitable Grant Shares to be forfeited may not be less than the "fair value" of such Forfeitable Grant Shares if such price is greater than the original price per share for such shares.

      The "original cost" per Forfeitable Grant Share means the aggregate amount originally paid to the Company by the Recipient (or his, her or its predecessor) to purchase or acquire all of the Grant Shares to be forfeited, divided by the total number of such shares. The amount of consideration paid by any Recipient (or his, her or its predecessor) who originally received the Grant Shares as compensation for services or a bonus, or otherwise without payment of consideration in cash or property, shall be zero.

      The "book value" per Forfeitable Grant Share means the difference between the Company's total assets and total liabilities as of the close of business on the last day of the calendar month preceding the date of forfeiture, divided by the total number of shares of Common Stock then outstanding. The book value per Forfeitable Grant Share shall be determined by the independent certified public accountant regularly engaged by the Company. The determination shall be conclusive and binding and made in accordance with generally accepted accounting principles applied on a basis consistent with those previously applied by the Company.

      B.  Form of Payment.  The repurchase payments to be made by the Company to a Recipient for forfeited Forfeitable Grant Shares shall be in the form of cash or cancellation of purchase money indebtedness with respect to the initial purchase of said Forfeitable Grant Shares by the Recipient, if any, and must be paid no later than ninety (90) days after the date of termination.

    7.03  Restrictive Legend.  Until such time as all conditions placed upon Forfeitable Grant Shares lapse, the Plan Administrator may place a restrictive legend on the share certificate representing such Forfeitable Grant Shares which evidences said restrictions in such form, and subject to such stop instructions, as the Plan Administrator shall deem appropriate and necessary, including the following legend with respect to vesting conditions based upon continued provision of services by the Recipient:

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE IN THE EVENT CERTAIN VESTING CONDITIONS BASED UPON THE CONTINUED PROVISION OF SERVICES TO THE COMPANY BY THE HOLDER HEREOF ARE NOT SATISFIED. THIS RISK OF FORFEITURE AND UNDERLYING VESTING CONDITIONS ARE SET FORTH IN FULL IN THAT CERTAIN STOCK GRANT AGREEMENT BETWEEN THE HOLDER OF THIS CERTIFICATE AND THE COMPANY DATED THE   DAY OF            ,      , AND THAT CERTAIN 1998 STAAR SURGICAL COMPANY STOCK PLAN DATED APRIL 17, 1998, A COPY OF WHICH MAY BE INSPECTED BY AUTHORIZED PERSONS AT THE PRINCIPAL OFFICE OF THE COMPANY AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

    The conditions shall similarly apply to any new, additional or different securities the Recipient may become entitled to receive with respect to such Forfeitable Grant Shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company.

    The Plan Administrator shall also have the right, should it elect to do so, to require the Recipient to deposit the share certificate for the Forfeitable Grant Shares with the Company or its agent, endorsed in blank or accompanied by a duly executed irrevocable stock power or other instrument of transfer, until such time as the conditions lapse. The Company shall remove the legend with respect to any Forfeitable Grant Shares which become vested, and remit to the Recipient a share certificate evidencing such vested Grant Shares.

ARTICLE VIII

NON-CASH PURCHASE CONSIDERATION

    Notwithstanding section 5.06 or section 6.04, if and to the extent expressly permitted in the underlying Stock Option Certificate or Stock Grant Agreement (as the case may be), or if and to the extent otherwise consented to by the Plan Administrator in writing, payment of the Gross Option Exercise Price or the Gross Stock Grant Purchase Price (as the case may be) may be made by one or more of the following non-cash forms of payment in lieu of cash consideration:

      (1) Shares of Common Stock owned by the Recipient duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal (i) in the case of the exercise of an Option, to the aggregate Gross Option Exercise Price of the Option Shares with respect to which the Option or portion thereof is thereby exercised, or (ii) in the case of the purchase of Grant Shares, to the Gross Stock Grant Purchase Price;

      (2) The surrender or relinquishment of options (other than with respect to the underlying Option), warrants or other rights to acquire Common Stock held by the Recipient, with a Fair

  Market Value on the date of delivery (or date of grant if permitted by the Plan Administrator) equal (i) in the case of the exercise of an Option, to the aggregate Gross Option Exercise Price of the Option Shares with respect to which the Option or portion thereof is thereby exercised, or (ii) in the case of the purchase of Grant Shares, to the Gross Stock Grant Purchase Price;

      (3) A reduction in the amount of any Company liability to the Recipient, including any liability attributable to the Recipient's participation in any Company-sponsored deferred compensation program or arrangement;

      (4) A full recourse promissory note bearing interest at a rate as shall then preclude the imputation of interest under the Code, and payable upon such terms as may be prescribed by the Plan Administrator. The Plan Administrator shall prescribe the form of such note and the security to be given for such note. Notwithstanding the foregoing, no Option may be exercised by delivery of a promissory note or by a loan from the Company if such loan or other extension of credit is prohibited by law at the time of exercise of this Option or does not comply with the provisions of Regulation G promulgated by the Federal Reserve Board with respect to "margin stock" if the Company and the Recipient are then subject to such Regulation;

      (5) Any combination of the foregoing methods of payment; and/or

      (6) Such other good and valuable consideration and method of payment for the issuance of Plan Shares to the extent permitted by Applicable Laws.

ARTICLE IX

STOCK APPRECIATION RIGHTS

    9.01  Grant.  The Plan Administrator may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan Administrator may prescribe, in its sole discretion, grant to any Eligible Person the following Stock Appreciation Rights ("SARs"): (i) in connection with all or any part of an Option granted to such Eligible Person, either concurrently with the grant of such underlying Option or at any time thereafter during the term of such underlying Option (a "Tandem SAR"); or (ii) independently of the grant of any Option to such Eligible Person (an "Independent SAR"). The grant of an SAR shall be evidenced by a written Stock Appreciation Rights Agreement ("SAR Agreement"), executed by the Recipient and an authorized officer of the Company, stating: (1) if the SAR is a Tandem SAR, the underlying Option to which the SAR relates; (2) if the SAR is an Independent SAR, the number of Plan Shares covered by the SAR (the "SAR Shares"); (3) if the SAR is an Independent SAR, the term of the SAR; and (4) all other material terms and conditions of such SAR.

    9.02  Tandem SARs.  The following provisions apply to each grant of a Tandem SAR:

      A.  The Tandem SAR shall entitle the Recipient to exercise such Tandem SAR by surrendering to the Company unexercised a portion of the underlying Option. The Recipient shall receive in exchange from the Company an amount equal to the excess of (x) the aggregate Fair Market Value on the date of exercise of the Tandem SAR of the Option Shares covered by the surrendered portion of the underlying Option, over (y) the aggregate Option Price of the Option Shares covered by the surrendered portion of the underlying Option. Notwithstanding the foregoing, the Plan Administrator may place limits on the amount that may be paid upon exercise of a Tandem SAR; provided, however, that such limit shall not restrict the exercisability of the underlying Option;

      B.  When a Tandem SAR is exercised, the underlying Option, to the extent surrendered, shall no longer be exercisable;

      C.  A Tandem SAR shall be exercisable only when and to the extent that the underlying Option is exercisable, and shall expire no later than the date on which such underlying Option expires; and

      D.  A Tandem SAR may only be exercised at a time when the Fair Market Value of the Option Shares covered by the underlying Option exceeds the exercise price of the Option Shares covered by the underlying Option.

    9.03  Independent SARs.  The following provisions apply to each grant of an Independent SAR:

      A.  The Independent SAR shall entitle the Recipient, by exercising the Independent SAR, to receive from the Company an amount equal to the excess of (x) the Fair Market Value of the SAR Shares covered by exercised portion of the Independent SAR, as of the date of such exercise, over (y) the Fair Market Value of the SAR Shares covered by the exercised portion of the Independent SAR, as of the date on which the Independent SAR was granted; provided, however, that the Plan Administrator may place limits on the amount that may be paid upon exercise of a Independent SAR; and

      B.  Independent SARs shall be exercisable, in whole or in part, at such times as the Plan Administrator shall specify in the SAR Agreement.

    9.04  Form of Payment.  The Company's obligation arising upon the exercise of (i) Tandem SARs shall be paid in cash; and (ii) Independent SARs shall be paid in cash or SAR Shares, or in any combination of cash and SAR Shares, as the Plan Administrator, in its sole discretion, may determine; provided, however, the Plan Administrator may, in the case of the exercise of either Tandem SARs or Independent SARS, withhold such amount of cash and, if applicable, SAR Shares, as the Plan Administrator deems necessary to satisfy any applicable Withholding Taxes. SAR Shares issued upon the exercise of an Independent SAR shall be valued at their Fair Market Value as of the date of exercise.

    9.05  SAR Term; Expiration.  The term of each SAR shall commence at the grant date for such SAR as determined by the Plan Administrator, and shall expire (unless, in the case of a Tandem SAR, an earlier expiration date is expressly provided in the underlying SAR Agreement or another section of the Plan including, without limitation, section 9.07), on the first business day prior to the ten (10) year anniversary of the date of grant thereof. The Plan Administrator may extend the term of any outstanding SAR should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

    9.06  Exercise Date.  Unless a later exercise date is expressly provided in the underlying SAR Agreement or another section of the Plan, each SAR shall become exercisable on the later of: (i) the date of its grant as determined by the Plan Administrator; or (ii) the date of delivery to the Recipient, and execution by the Company and the Recipient, of the underlying SAR Agreement evidencing the grant of the SAR. No SAR shall be exercisable after the expiration of its applicable term as set forth in section 9.05. Subject to the foregoing, each SAR shall be exercisable in whole or in part during its applicable term unless expressly provided otherwise in the underlying SAR Agreement.

    9.07  Vesting Conditions.  Subject to the limitations in Article X relating to Termination Of Recipient, the Plan Administrator may subject any SARs granted to such vesting conditions (in addition, in the case of any Tandem SARs, to such vesting conditions as are specified in the underlying Option) as the Plan Administrator, in its sole discretion, determines are appropriate and necessary, such as, by way of example and not obligation: (1) the attainment of goals by the Recipient; (2) in the case of a Recipient who is an Employee, the continued provision of employment services by such Recipient to the Company and/or to any Parent or Subsidiary; (3) in the case of a Recipient who is a Director, the continued service by such Recipient as a Director to the Company and/or to any Parent

or Subsidiary; or (4) in the case of a Recipient who is a Consultant, the continued provision of consulting services by such Recipient to the Company and/or to any Parent or Subsidiary. Where vesting conditions are based upon continued performance of services to the Company, the special rules of Article X relating to Termination Of Recipient shall apply. If no vesting is expressly provided in the underlying SAR Agreement, the SAR shall be deemed fully vested upon date of grant (subject, in the case of any Tandem SAR, to such vesting conditions as are specified under the underlying Option). The Plan Administrator may waive the acceleration of any vesting and/or expiration provision of any outstanding SAR should the Plan Administrator, in its sole and absolute discretion, determine it advisable or necessary to do so including, without limitation, in connection with any Termination Of Recipient.

    9.08  Manner of Exercise.  An exercisable SAR, or any exercisable portion thereof, may be exercised solely by delivery of all of the following to the Secretary of the Company at its principal executive offices prior to the time when such SAR (or such portion) becomes unexercisable under this Article IX: (i) a Notice of Exercise of the SAR in the form attached to the underlying SAR Agreement, duly signed by the Recipient or other Person then entitled to exercise the SAR or portion thereof, stating the number of Option Shares (in the case of a Tandem SAR) or SAR Shares (in the case of an Independent SAR) to be exercised; (ii) a Consent of Spouse from the spouse of the Recipient, if any, duly signed by such spouse; (iii) in the event that the SAR or portion thereof shall be exercised by any Person other than the Recipient, appropriate proof of the right of such person or persons to exercise the SAR or portion thereof; (iv) such documents, representations and undertakings as provided in the SAR Agreement and/or which the Plan Administrator, in its absolute discretion, deems necessary or advisable pursuant to section 13.01.

    9.09  Conditions to Issuance of SAR Shares.  The Company shall not be required to issue or deliver any certificate or certificates representing the SAR Shares purchased upon exercise of any Independent SAR or any portion thereof prior to fulfillment of all of the following conditions: (i) the delivery of the documents described in section 9.08; (ii) the receipt by the Company of full payment in satisfaction of any applicable Withholding Taxes; (iii) subject to Article XIII, the satisfaction of any requirements or conditions of the Applicable Laws; and (iv) the lapse of such reasonable period of time following the exercise of the Independent SAR as the Plan Administrator may establish from time-to-time for administrative convenience.

ARTICLE X

SPECIAL RULES FOR VESTING OR FORFEITURE
CONDITIONS BASED ON CONTINUED PERFORMANCE OF SERVICES

    10.01  Lapse of Unvested Options, Unvested SARs, and Forfeitable Grant Shares.  Where vesting conditions are imposed upon Options or SARs, or forfeiture conditions are imposed upon Forfeitable Grant Shares, and such conditions are based upon continued performance of services to the Company, then, in the event of Termination Of Recipient: (i) in the case of unvested Options, the prospective right to purchase unvested Option Shares shall immediately lapse upon such termination if not exercised prior thereto; (ii) in the case of unvested SARs, the prospective right to exercise the unvested portion of such SARs shall immediately lapse upon such termination if not exercised prior thereto; and (iii) in the case of unvested Forfeitable Grant Shares, all such unvested Forfeitable Grant Shares shall be immediately forfeited upon such termination unless such forfeiture is expressly waived in writing by the Company; provided, however, in each of the foregoing cases, the Plan Administrator may, but without any obligation to do so, provide in the underlying Award Agreement that such unvested Options, SARs or Forfeitable Grant Shares shall immediately vest upon the occurrence of one or more of the following events as selected by the Plan Administration in its sole and absolute discretion: (1) in the event of Termination of Recipient where such termination is made by the Recipient and constitutes Termination By Recipient For Good Reason; (2) in the event of Termination of Recipient where such termination is made by the Company but does not constitute Termination By Company For Cause; and/or (3) in the event of Termination of Recipient due to his or her death or Disability.

    10.02.  Immediate Vesting of Unvested Options, Unvested SARs, and Forfeitable Grant Shares Upon Specified Events.  The Plan Administrator may, but without any obligation to do so, provide in the underlying Award Agreement that unvested Options, SARs or Forfeitable Grant Shares shall immediately vest upon the occurrence of one or more of the following events as selected by the Plan Administration in its sole and absolute discretion: (i) in the event of a Change In Control; and/or (ii) in the event of an Approved Corporate Transaction.

    10.03  Acceleration of Expiration Date—Vested Options and SARs.  Where vesting conditions are imposed upon Options or SARs, and such conditions are based upon continued performance of services to the Company, then, in the event of Termination Of Recipient, unless otherwise expressly waived or extended by the underlying Award Agreement, the following rules shall apply:

      (1) The expiration date for vested Options and vested SARs shall be accelerated to thirty (30) days after the effective date of Termination Of Recipient (but not less than six (6) months in the event of the Recipient's death or Disability with respect to an Option granted pursuant to the exemption afforded by Section 25102(o) of the California Securities Act and Regulation 260.140.41(g) promulgated thereunder); provided, however, the Plan Administrator may, but without any obligation to do so, provide in the underlying Award Agreement that the expiration date for vested Options or vested SARs shall not be accelerated in any event, or be accelerated to a date later than said thirty (30) days after the effective date of Termination Of Recipient, in any of the following events as selected by the Plan Administration in its sole and absolute discretion: (i) in the event of Termination of Recipient where such termination is made by the Recipient and constitutes Termination By Recipient For Good Reason; (ii) in the event of Termination of Recipient where such termination is made by the Company but does not constitute Termination By Company For Cause; and/or (iii) in the event of Termination of Recipient due to his or her death or Disability.

      (2) The expiration date for unvested Options and unvested SARs (insofar as they do not become immediately vested pursuant to section 10.02)) shall be upon Termination Of Recipient if earlier than the expiration date specified in section 5.03 in the case of an Option and section 9.05 in the case of an SAR.

ARTICLE XI

ASSIGNABILITY OF CERTAIN AWARDS

    11.01  Exercise of Options and SARs.  Options and SARs (whether vested or unvested) may be exercised only by the original Recipient thereof or, to the extent a Transfer is permitted pursuant to section 11.02 and/or section 11.03 below, by a permitted transferee of such Options or SARs.

    11.02  Transfer of Options, SARs and Unvested Forfeitable Grant Shares.  Except as provided in section 11.03 below, neither Options and SARs (whether vested or unvested), nor unvested Forfeitable Grant Shares, may be Transferred by a Recipient, including upon the Death of a Recipient and/or pursuant to a Qualified Domestic Relations Order as defined by Section 414(p) of the Code, unless (A) such Transfer is expressly permitted in the underlying Award Agreement, or (B) the Plan Administrator, in its sole and absolute discretion, otherwise consents to such Transfer in writing; provided, however, anything in the preceding sentence to the contrary notwithstanding, the following Options may not in any circumstances be Transferred:

      A.  Incentive Options, except to the extent such Transfer (if otherwise permitted under the terms of the Stock Option Certificate or by the Plan Administrator) will not violate Section 422(b)(5) of the Code (i.e., any Transfer (including Transfers pursuant to Qualified

  Domestic Relations Orders) other than Transfers to a deceased Recipient's successors pursuant to will or the laws of descent or distribution by reason of the death of the Recipient);

      B.  Options granted pursuant to the exemption afforded by Section 25102(o) of the California Securities Act, except to the extent such Transfer (if otherwise permitted under the terms of the Stock Option Certificate or by the Plan Administrator) will not violate Section 25102(o) (i.e., any Transfer (including Transfers pursuant to Qualified Domestic Relations Orders) other than Transfers to a deceased Recipient's successors pursuant to will or the laws of descent or distribution by reason of the death of the Recipient);

      C.  Options registered under the Securities Act with the Commission on Form S-8; and/or

      D.  Options granted pursuant to any other exemption from registration or qualification to be relied upon by the Company under applicable Securities Laws which prohibits such assignment.

    11.03  Death of Recipient.  Upon the death of the Recipient (if the Recipient is a natural Person, vested Options, vested SARs and unvested Forfeitable Grant Shares may, if such Transfer is expressly permitted in the underlying Award Agreement, or if the Plan Administrator, in its sole and absolute discretion, otherwise consents to such Transfer in writing, be Transferred to such Persons who are the deceased Recipient's successors pursuant to will or the laws of descent or distribution by reason of the death of the Recipient (the "Recipient's Successors") and, in the case of vested Options, and vested SARs, may thereafter be exercised by the Recipient's Successors. Options, SARs and unvested Forfeitable Grant Shares so Transferred shall not be further Transferred by the Recipient's Successors except to the extent the original Recipient of such Options, SARs and unvested Forfeitable Grant Shares would have been permitted to Transfer such Options and SARs pursuant to section 11.02.

    11.04  Effect of Prohibited Transfer or Exercise.  Any Transfer or exercise of any Option or SAR or unvested Forfeitable Grant Share so Transferred in violation of this Article XI shall be null and void ab initio and of no further force and effect.

    11.05  Application to Vested Grant Shares.  Under no circumstances shall the prohibition against Transfer contained in this Article XI be construed to apply to vested Grant Shares.

ARTICLE XII

NO STOCKHOLDER RIGHTS FOR HOLDERS OF OPTIONS OR SARS

    The Recipient of any Option or SAR (whether vested or unvested) shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to the Option Shares underlying the Option or SAR Shares underlying the SAR including, by way of example and not limitation, the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends, distributions, subscription rights or otherwise, unless and until all conditions for exercise of the Option or SARs shall be satisfied, and the Option or SAR duly exercised and underlying Option Shares or SAR Shares duly issued and delivered, at which time the Recipient shall become a stockholder of the Company with respect to such issued Option Shares or SAR Shares and, in such capacity, shall thereafter be fully entitled to receive dividends (if any are declared and paid), to vote, and to exercise all other rights of a stockholder with respect to such issued Option Shares or SAR Shares.

ARTICLE XIII

COMPLIANCE WITH APPLICABLE SECURITIES LAWS

    13.01  Registration or Exemption from Registration.  Unless expressly stipulated in the underlying Award Agreement, in no event shall the Company be required at any time to register any securities issued under or derivative from the Plan, including any Option, Option Shares, Grant Shares or SAR Shares awarded or granted hereunder (the "Plan Securities"), under the Securities Act (including, without limitation, as part of any primary or secondary offering, or pursuant to Form S-8) or to register or qualify the Plan Securities under any applicable Securities Laws. In the event the Company does not register or qualify the Plan Securities, the Plan Securities shall be issued in reliance upon such exemptions from registration or qualification under the applicable Securities Laws that the Company and its legal counsel, in their sole discretion, shall determine to be appropriate and necessary with respect to any particular offer or sale of securities under the Plan including, without limitation:

      A.  In the case of applicable federal Securities Laws, any of the following if available: (1) Section 3(a)(11) of the Securities Act for intrastate offerings and Rule 147 promulgated thereto; (2) Section 3(b) of the Securities Act for limited offerings and Rule 701 promulgated thereto and/or Rules 504 and/or 505 of Regulation D promulgated thereto, and/or (3) Section 4(2) of the Securities Act for private offerings and Rule 506 of Regulation D promulgated thereto; and

      B.  In the case of applicable Blue Sky Laws, the requirements of any applicable exemptions from registration or qualification afforded by such Blue Sky Laws including, in the case of a Recipient residing in the State of California, the exemptions afforded by Sections 25102(f) or 25102(o).

    13.02  Failure or Inability to Obtain Regulatory Consents or Approvals.  In the event the Company is unable to obtain, without undue burden or expense, such consents or approvals that may be required from any applicable regulatory authority (or may be deemed reasonably necessary or advisable by legal counsel for the Company) with respect to the applicable exemptions from registration or qualification under the applicable Securities Laws which the Company is reasonably relying upon, the Company shall have no obligation under this Agreement to issue or sell the Plan Securities until such time as such consents or approvals may be reasonably obtained without undue burden or expense, and the Company shall be relieved of all liability therefor; provided, however, the Company shall, if requested by the Recipient, rescind the Recipient's investment decisions and return all funds or payments made by the Recipient to the Company should the Company fail to obtain such consents or approvals within a reasonable time after the Recipient tenders such funds or property to the Company.

    13.03  Provision of Other Documents, Including Recipient's Representative's Letter.  If requested by the Company, the Recipient shall provide such further representations or documents as the Company or its legal counsel, in their reasonable discretion, deem necessary or advisable in order to effect compliance with the conditions of any and all of the aforesaid exemptions from registration or qualification under the applicable Securities Laws which the Company is relying upon, or with all applicable rules and regulations of any applicable securities exchanges or Nasdaq. If required by the Company, the Recipient shall provide a Recipient's Representative's Letter from a purchaser representative with credentials reasonably acceptable to the Company to the effect that such purchaser representative has reviewed the Recipient's proposed investment in the Plan Securities and has determined that an investment in the Plan Securities: (i) is appropriate in light of the Recipient's financial circumstances, (ii) that the purchaser representative and, if applicable, the Recipient, have such knowledge and experience in financial and business matters that such persons are capable of evaluating the merits and risks of an investment in the Plan Securities, and (iii) that the purchaser representative and, if applicable, the Recipient, have such business or financial experience to be reasonably assumed to have the capacity to protect the Recipient's interests in connection with the purchase of the Plan Securities.

    13.04  Legend on Plan Shares.  In the event the Company delivers unregistered Plan Shares, the Company reserves the right to place the following legend or such other legend as it deems necessary on the share certificate or certificates to comply with the applicable Securities Laws being relied upon by the Company.

    The securities represented by this certificate have not been (1) registered under the United States Securities Act of 1933, as amended, in reliance upon an exemption from registration afforded by such act including, without limitation, Rule 701 to Section 3(b) of the Securities Act of 1933, or (2) registered or qualified, as the case may be, under the Securities Laws of any state or territory of the United States or Province of Canada which may be applicable, in reliance upon an exemption from registration or qualification, as the case may be, afforded by such state or territorial securities laws. [[for recipients residing in California: including, without limitation, [[Section 25102(f)]] [[Section 25102(o)]] of the California corporate securities law of 1968, as amended]]. These securities have been acquired for the holder's own account for investment purposes and not with a view for resale or distribution. These securities may not be sold or transferred unless (a) they have been registered under the United States Securities Act of 1933 as well as under the securities laws of any state or territory of the United States as may then be applicable, or (b) the transfer agent (or the company if then acting as its transfer agent) is presented with either a written opinion satisfactory to counsel for the company or a no-action or interpretive letter from the United States Securities and Exchange Commission and any applicable state or territorial securities regulatory agency to the effect that such registration or qualification, as the case may be, is not required under the circumstances of such sale or transfer.

ARTICLE XIV

REPORTS TO RECIPIENTS OF AWARDS

    14.01  Financial Statements.  The Company shall provide each Recipient with the Company's financial statements at least annually.

    14.02  Incentive Stock Option Reports.  The Company shall provide, with respect to each holder of an Incentive Option who has exercised such Incentive Option, on or before January 31st of the year following the year of exercise of such Incentive Option, a statement containing the following information: (i) the Company's name, address, and taxpayer identification number; (ii) the name, address, and taxpayer identification number of the Person to whom Option Shares were issued by the Company upon exercise of the Incentive Option; (iii) the date the Incentive Option was granted; (iv) the date the Option Shares underlying the Incentive Option were issued pursuant to the exercise of the Incentive Option; (v) the Fair Market Value of the Option Shares on date of exercise; (vi) the number of Option Shares issued upon exercise of the Incentive Option; (vii) a statement that the Incentive Option was an incentive stock option; and (viii) the total cost of the Option Shares.

ARTICLE XV

ADJUSTMENTS

    15.01  Common Stock Recapitalization or Reclassification; Combination or Reverse Stock Split; Forward Stock Split.  If (i) outstanding shares of Common Stock are subdivided into a greater number of shares by reason of recapitalization or reclassification, (ii) a dividend in Common Stock shall be paid or distributed in respect of the Common Stock, then the number of Plan Shares, if any, available for issuance under the Plan, and the Option Price of any outstanding Options in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased and reduced, respectively. If outstanding shares of Common Stock are combined into a lesser number of shares by reason of combination or reverse stock split, then the number of Plan Shares, if any, available for issuance under the Plan, and the Option Price of any outstanding Option in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately reduced and increased, respectively.

    15.02  Consolidation or Merger; Exchange of Securities; Divisive Reorganization; Other Reorganization or Reclassification.  In case of (i) the consolidation, merger, combination or exchange of shares of capital stock with another entity, (ii) the divisive reorganization of the Company (i.e., split-up, spin-off or split-off), or (iii) any capital reorganization or any reclassification of Common Stock (other than a recapitalization or reclassification described above in section 15.01), the Recipient shall thereafter be entitled upon exercise of the Option to purchase the kind and number of shares of capital stock or other securities or property of the Company (or its successor(s)) receivable upon such event by a Recipient of the number of Option Shares which such Option entitles the Recipient to purchase from the Company immediately prior to such event. In every such case, the Company may appropriately adjust the number of Option Shares which may be issued under the Plan, the number of Option Shares subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Plan Administrator.

    15.03  Adjustments Determined in Sole Discretion of Board.  All adjustments to be made pursuant to the foregoing subsections shall be made in such manner as the Plan Administrator shall deem equitable and appropriate, the determination of the Plan Administrator shall be final, binding and conclusive.

    15.04  No Other Rights to Recipient.  Except as expressly provided in this Article XV: (i) the Recipient shall have no rights by reason of any subdivision or consolidation of shares of capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) the dissolution, liquidation, merger, consolidation or divisive reorganization or sale of assets or stock to another corporation (including any Approved Corporate Transactions), or any issue by the Company of shares of capital stock of any class, or warrants or options or rights to purchase securities (including securities convertible into shares of capital stock of any class), shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or the Option Price for, the Option Shares. The grant of an Award pursuant to the Plan shall not in any way affect or impede the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

ARTICLE XVI

APPROVED CORPORATE TRANSACTIONS—AFFECT ON OPTIONS

    Notwithstanding Article XV above, in the event of the occurrence of any Approved Corporate Transaction, or in the event of any change in applicable laws, regulations or accounting principles, the Plan Administrator in its discretion is hereby authorized to take any one or more of the following actions whenever the Plan Administrator determines that such action is appropriate in order to facilitate such Approved Corporate Transactions or to give effect to changes in laws, regulations or principles:

    16.01  Purchase or Replacement of Option.  In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Plan Administrator may provide, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Recipient's request, for any one or combination of the following: (1) the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option, or realization of the Recipient's rights had such Option been currently exercisable or payable or fully vested; and/or (ii) the replacement of such Option with other rights or property (which may or may not be securities) selected by the Plan Administrator in its sole discretion.

    16.02  Acceleration of Vesting and Exercise.  In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Plan Administrator may provide, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event, that such Option may not be exercised after the occurrence of such event; provided, however, the Recipient must be given the opportunity, for a specified period of time prior to the consummation of such transaction, to exercise the Option as to all Option Shares (i.e., both fully vested and unvested) covered thereby.

    16.03  Assumption or Substitution.  In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Plan Administrator may provide, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event, that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the capital stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

ARTICLE XVII

CERTAIN TRANSACTIONS WITHOUT CHANGE IN
BENEFICIAL OWNERSHIP—AFFECT ON OPTIONS

    Notwithstanding Article XV above, in the event of a transaction whose principal purpose is to change the State in which the Company is incorporated, or to form a holding company, or to effect a similar reorganization as to form of entity without change of beneficial ownership, including, without limitation, through: (i) a merger or consolidation or stock exchange or divisive reorganization (i.e., spin-off, split-off or split-up) or other reorganization with respect to the Company and/or its stockholders, or (ii) the sale, transfer, exchange or other disposition by the Company of its assets in a single or series of related transactions, then the Plan Administrator may provide, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the underlying Award Agreement or by action taken prior to the occurrence of such transaction or event, that such Option shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the capital stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

ARTICLE XVIII

AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS

    18.01  Amendment, Modification or Termination of Plan.  The Board may amend or modify the Plan or suspend or discontinue the Plan at any time or from time-to-time; provided, however, (i) no such action may adversely alter or impair any Award previously granted under the Plan without the consent of each Recipient affected thereby, and (ii) no action of the Board will cause Incentive Options granted under the Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose.

    18.02  Modification of Terms of Outstanding Options.  Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify the terms and conditions of any outstanding Options granted under the Plan, including extending the expiration date of such Options or renewing such Options or repricing such options or modifying any vesting conditions (but only, in the case of Incentive Options, to the extent permitted under Section 422 of the Code), or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised); provided, however, no modification of any outstanding Option may, without the consent of the Recipient affected thereby, adversely alter or impair such Recipients rights under such Option.

    18.03  Modification of Vesting Conditions Placed on Forfeitable Grant Shares.  Subject to the terms and conditions and within the limitations of the Plan, including vesting conditions, the Plan Administrator may modify the terms and conditions placed upon the grant of any Forfeitable Grant Shares; provided, however, no modification of any conditions placed upon Forfeitable Grant Shares may, without the consent of the Recipient thereof, adversely alter or impair such Recipient's rights with respect to such Forfeitable Grant Shares.

    18.04  Compliance with Laws.  The Plan Administrator may, at any time or from time-to-time, without receiving further consideration from, or paying any consideration to, any Person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend Awards granted under the Plan as required to: (i) comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to the Plan or Awards thereunder or to comply with the rules or requirements of any stock exchange or Nasdaq and/or (ii) ensure that the Plan is and remains exempt from the application of any participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the corresponding provisions of the Internal Revenue Code of 1986, as amended (Subchapter D of Title A, Chapter 1 of the Code (encompassing Sections 400 to 420 of the Code)).

ARTICLE XIX

MISCELLANEOUS

    19.01  Performance on Business Day.  In the event the date on which a party to the Plan is required to take any action under the terms of the Plan is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day.

    19.02  Employment Status.  In no event shall the granting of an Award be construed to: (i) grant a continued right of employment to a Recipient if such Person is employed by the Company and/or by the Parent and/or any Subsidiary, or (ii) affect, restrict or interfere with in any way any right the Company and/or Parent and/or any Subsidiary may have to terminate or otherwise discharge the employment and/or engagement of such Person, at any time, with or without cause, except to the extent that such Person and the Company and/or Parent and/or any Subsidiary may have otherwise expressly agreed in writing. Unless otherwise expressly agreed in writing, the application and/or construction of the terms Termination By Company For Cause, Termination By Recipient For Good Reason and Termination Of Recipient are solely intended for, and shall be limited to, the operation of the vesting and expiration provisions of Awards granted under this Plan, and governing Award Agreements, and not for any other purpose.

    19.03  Non-Liability for Debts; Restrictions Against Transfer.  No Options or unvested Forfeitable Grant Shares granted hereunder, or any part thereof, (i) shall be liable for the debts, contracts, or engagements of a Recipient, or such Recipient's successors in interest as permitted under this Plan, or (ii) shall be subject to disposition by transfer, alienation, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void ab initio and of no further force and effect.

    19.04  Relationship of Plan to Other Options and Compensation Plans.  The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Parent or Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company to: (i) establish any other forms of incentives or compensation for Employees and/or Directors of the Company and/or of any Parent and/or any Subsidiary and/or to any Consultants to the Company and/or to any Parent and/or any Subsidiary; or (ii) to grant options to purchase shares of Common Stock or to award shares of Common Stock or grant any other securities or rights otherwise under this Plan in connection with any proper corporate purpose including but not by way of limitation, in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

    19.05  Severability.  If any term or provision of this Plan or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws, then, and in that event: (i) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Plan, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable; and (ii) the remaining part of this Plan (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest extent provided by law.

    19.06  Headings; References; Incorporation; Gender; Statutory References.  The headings used in this Plan are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Plan or any provision hereof. References to this Plan shall include all amendments or renewals thereof. All cross-references in this Plan, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Plan, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. Any Exhibit referenced in Plan shall be construed to be incorporated in this Plan by such reference. As used in this Plan, each gender shall be deemed to include the other gender, including neutral genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires. Any reference to statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned.

    19.07  Applicable Law.  This Plan and the rights and remedies of each party arising out of or relating to this Plan (including, without limitation, equitable remedies) shall (with the exception of the Securities Laws) be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles) of the state of California, as if this Plan were made, and as if its obligations are to be performed, wholly within the State of California.

Appendix "B"

STAAR SURGICAL COMPANY
STOCK OPTION PLAN AND AGREEMENT
FOR CHIEF EXECUTIVE OFFICER

RECITALS

    On the Grant Date, the Board of Directors of STAAR Surgical Company (the "Company") granted to David Bailey (the "Optionee") an option to purchase shares of the Company's Common Stock at the Exercise Price specified in the Grant Notice in consideration for his agreement to render services to the Company as its Chief Executive Officer and President.

    This STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer (the "Agreement") will govern the terms and conditions of the option grant. All capitalized terms in this Agreement shall have the meanings assigned to them in this Agreement, in the Grant Notice, or in the attached Appendix.

AGREEMENT

    NOW, THEREFORE, it is hereby agreed as follows:

    1.  Grant of Option.  The Company hereby confirms the grant to the Optionee, as of the Grant Date, an option (the "Option") to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the term specified in Paragraph 2 at the Exercise Price.

    2.  Option Term.  The Option shall have a term of five (5) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or Paragraph 6.

    3.  Limited Transferability.  During the Optionee's lifetime, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

    4.  Dates of Exercise.  The Option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the Option becomes exercisable for such installments, those installments shall accumulate and the Option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the term under Paragraph 5 or Paragraph 6.

    5.  Cessation of Service.  The term specified in Paragraph 2 shall terminate (and the Option shall cease to be outstanding) prior to the Expiration Date should any of the following events occur:

      (a) If the Optionee's service is Terminated because of the Optionee's death or Disability (or the Optionee dies within three (3) months after a Termination other than for Cause or because of the Optionee's Disability), then the Option may be exercised only to the extent that it would have been exercisable by the Optionee on the Termination Date and must be exercised by the Optionee (or the Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

      (b) In the event (i) the Company makes an Election to Release the Optionee from providing Service, (ii) the Company makes an Election to Terminate the Optionee's Service, or (iii) the Optionee's service is Terminated as a result of a Corporate Transaction, the provisions of Paragraph 6 shall govern the period for which the Option is to remain exercisable following the

  Optionee's cessation of Service and shall supersede any provisions to the contrary in this Paragraph 5.

      (c) If the Optionee ceases to remain in Service for any reason (other than a reason set forth in sub-paragraphs (a) and (b) of this Paragraph 5) while the Option is outstanding, then the Optionee shall have a period of thirty (30) days (commencing with the date of Termination) during which to exercise the Option, but in no event shall the Option be exercisable at any time after the Expiration Date. During the limited period of post-Service exercisability, the Option may not be exercised in the aggregate for more than the number of Option Shares in which the Optionee is, at the time of the Optionee's cessation of Service, vested pursuant to the Vesting Schedule specified in the Grant Notice. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, the Option shall terminate and cease to be outstanding for any vested Option Shares for which the Option has not been exercised. To the extent the Optionee is not vested in the Option Shares at the time of the Optionee's cessation of Service, the Option shall immediately terminate and cease to be outstanding with respect to those Option Shares.

    6.  Accelerated Vesting and Exercise.

      (a) In the event (i) the Company makes an Election to Release the Optionee from providing Service, (ii) the Company makes an Election to Terminate the Optionee's Service, or (iii) the Optionee's Service is Terminated as a result of a Corporate Transaction, the Option Shares at the time subject to the Option but not otherwise vested shall automatically vest in full so that the Option shall, immediately prior to the effective date of the Company's Election to Release, Election by the Company to Terminate, or Termination of the Optionee's Service as a result of a Corporate Transaction, become fully exercisable for all of such Option Shares. However, in the event of a Corporate Transaction, the Option Shares shall not vest on such an accelerated basis if and to the extent the Optionee's Service is not Terminated and (i) the Option is assumed, converted or replaced by the successor corporation (or parent thereof) in the Corporate Transaction or (ii) the Option is replaced with an equivalent award or with substantially similar consideration as was provided to the Company's stockholders in the Corporate Transaction.

      (b) In the event (i) the Company makes an Election to Release the Optionee from providing Service or (ii) the Company makes an Election to Terminate the Optionee's Service, the Optionee may exercise the Option no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

      (c) Immediately following a Corporate Transaction, the Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

      (d) If the Option is assumed in connection with a Corporate Transaction, then the Option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the Option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

      (e) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    7.  Adjustment in Option Shares.  Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to the Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

    8.  Shareholder Rights.  The holder of the Option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased shares.

    9.  Manner of Exercising Option.

      (a) In order to exercise the Option with respect to all or any part of the Option Shares for which the Option is at the time exercisable, the Optionee (or any other person or persons exercising the Option) must take the following actions:

        (i)  Execute and deliver to the Company a Notice of Exercise of Stock Option, in a form substantially similar to Exhibit A to this Agreement, for the Option Shares for which the Option is exercised.

        (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

          (A) by cancellation of indebtedness of the Company to the Optionee;

          (B) if approved by the Board of Directors, by surrender of shares of Common Stock that either: (1) have been owned by the Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Optionee in the public market;

          (C) if approved by the Board of Directors, by tender of a full recourse promissory note having such terms as may be approved by the Board of Directors and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Internal Revenue Code;

          (D) if approved by the Board of Directors, by waiver of compensation due or accrued to the Optionee for services rendered;

          (E) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

            (1) through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Option Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or

            (2) through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or

          (F) by any combination of the foregoing. Except to the extent the sale and remittance procedure is utilized in connection with the Option exercise, payment of the Exercise Price must accompany the Notice of Exercise of Stock Option delivered to the Company in connection with the Option exercise.

        (iii) Furnish to the Company appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise the Option.

        (iv) Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

        (v) Make appropriate arrangements with the Company for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the Option exercise.

      (b) As soon as practicable after the Exercise Date, the Company shall issue to or on behalf of the Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

      (c) In no event may the Option be exercised for any fractional shares.

    10.  Special Tax Election.  The acquisition of the Option Shares may result in adverse tax consequences that may be avoided or mitigated by filing an election under Internal Revenue Code Section 83(b). Such election must be filed within thirty (30) days after the Exercise Date. A description of the tax consequences applicable to the acquisition of the Option Shares is set forth in Exhibit B. THE OPTIONEE SHOULD CONSULT WITH HIS TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE OPTION SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE SECTION 83(b) ELECTION. THE OPTIONEE ACKNOWLEDGES THAT IT IS THE OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF THE OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF.

    11.  Compliance with Laws and Regulations.

      (a) The exercise of the Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and the Optionee with all requirements of applicable law and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

      (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to the Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

    12.  Successors and Assigns.  Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Optionee, the Optionee's assigns and the legal representatives, heirs and legatees of the Optionee's estate.

    13.  Notices.  Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Optionee shall be in writing and addressed to the Optionee at the address indicated below the Optionee's signature line of this Agreement. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

    14.  Governing Law.  The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State's conflict-of-laws rules.

    15.  Additional Terms Applicable to an Incentive Option.  In the event the Option is designated an Incentive Stock Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

      (a) The Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option if (and to the extent) the Option is exercised for one or more Option Shares: (i) more than three (3) months after the date the Optionee ceases to be an employee for any reason other than death or Disability or (ii) more than twelve (12) months after the date the Optionee ceases to be an Employee by reason of Disability.

      (b) The Option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate fair market value (determined at the Grant Date) of the Common Stock for which the Option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Stock Options granted to the Optionee prior to the Grant Date first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of the Option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 15(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Corporate Transaction in which the Option is not to be assumed, whereupon the Option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

      (c) Should the Optionee hold, in addition to the Option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this Option, then the foregoing limitations on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such options are granted.

    16.  Early Exercise Rights.  The Optionee may elect to exercise a portion or all of the Option prior to the date of vesting. If the Optionee makes this election, the Company will place such Option Shares into escrow. The Option Shares will vest in the same manner that the unvested portion of the Option to which the Option Shares relate was to vest. For example, if the Optionee would be entitled to exercise a portion of the Option to purchase 10,000 shares of Common Stock on December 31, 2002, but elects to exercise that portion of the Option on December 31, 2001, then 10,000 shares of Common Stock will be placed in escrow for the Optionee until December 31, 2002, at which time the Common Stock will be released to the Optionee. In the event, prior to the end of the escrow period, (i) the Optionee's Service is terminated due to his death or Disability, (ii) the Company makes an Election to Release the Optionee from providing Service, (iii) the Company makes an Election to Terminate the Optionee's Service, or (iv) the Optionee's Service is Terminated as a result of a Corporate Transaction, any Option Shares in escrow shall be released to the Optionee, free of the vesting conditions. If the Optionee ceases to render Service for any other reason, the Company shall have the right, but not the obligation, for a period of 90 days following the cessation of Optionee's Service, to purchase some or all of the Option Shares in escrow at a price equal to the Exercise Price. If the Company fails to purchase some or all of the Option Shares in escrow, the unpurchased Option Shares shall be released to the Optionee.

IN WITNESS WHEREOF, the parties have executed this Agreement on this      day of March 2001.

STAAR SURGICAL COMPANY, a Delaware corporation
By:
Name:
Title:
Optionee
David Bailey
Address:

APPENDIX

    The following definitions shall be in effect under the Agreement:

    1.  Agreement shall mean this Stock Option Agreement.

    2.  Cause shall mean any cause, as defined by applicable law or by the Employment Agreement.

    3.  Common Stock shall mean the Company's common stock.

    4.  Corporate Transaction shall mean:

      (a) a dissolution or liquidation of the Company;

      (b) the sale or disposition by the Company to an unrelated third party of 50% or more of its business or assets,

      (c) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company to an unrelated third party, or

      (d) the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest in the Company to an unrelated third party.

"A controlling interest" shall be defined as 50% or more of the Company's outstanding capital stock.

    5.  Disability means a disability, whether temporary or permanent, partial or total, as determined by the Board of Directors.

    6.  Election to Release means the Company's election to release the Optionee from providing Service pursuant to Paragraph 13(e)(ii) of the Employment Agreement.

    7.  Election to Terminate means the Company's exercise of its election to terminate the Optionee's Service pursuant to Paragraph 13(d) of the Employment Agreement.

    8.  Employment Agreement means that certain Employment Agreement entered into between the Company and the Optionee on December 20, 2000.

    9.  Exercise Date shall mean the date on which the Option shall have been exercised in accordance with Paragraph 9 of the Agreement.

    10. Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

    11. Expiration Date shall mean the date on which the Option expires as specified in the Grant Notice.

    12. Grant Date shall mean the date of grant of the Option as specified in the Grant Notice.

    13. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

    14. Incentive Option shall mean an option which satisfies the requirements of Internal Revenue Code Section 422.

    15. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Internal Revenue Code Section 422.

    16. Option Shares shall mean the number of shares of Common Stock subject to the Option.

    17. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

    18. Service shall mean employment services rendered by the Optionee pursuant to the Employment Agreement.

    19. Terminated or Termination shall mean that the Optionee has for any reason ceased to provide services as an employee, officer, and director of the Company. The Optionee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. The Board of Directors will have sole discretion to determine whether the Optionee has ceased to provide services and the effective date on which the Optionee ceased to provide services (the "Termination Date").

    20. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his period of Service.

EXHIBIT A
NOTICE OF EXERCISE OF STOCK OPTION

[To be signed by the Optionee only upon exercise of Option]

TO:	Secretary STAAR Surgical Company 1911 Walker Avenue Monrovia, California 91016

    The undersigned, the holder of an Option pursuant to that certain STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer dated March   , 2001 (the "Option Agreement"), between STAAR Surgical Company, a Delaware corporation (the "Company") and the undersigned (the "Optionee"), hereby irrevocably elects, in accordance with the terms and conditions of the Option Agreement, to exercise the undersigned's Option to purchase      (      )(1) shares of the common stock, $.01 par value ("Common Stock") of the Company (collectively and severally, the "Option Shares"), for the aggregate purchase price of      ($      )(2).

(1)
Insert number of Option Shares as specified in the Notice of Grant of Stock Option that are vested Option Shares that the Optionee is exercising pursuant to this Notice.

(2)
Number of Option Shares to be purchased multiplied by the Exercise Price per share.

    The Optionee hereby acknowledges that the following legend (or any variation thereof determined appropriate by the Company) will be placed on the share certificate or certificates for the Option Shares to comply with applicable federal and state securities laws:

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN (1) REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION AFFORDED BY SUCH ACT, OR (2) REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES WHICH MAY BE APPLICABLE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION OR QUALIFICATION AFFORDED BY SUCH STATE OR TERRITORIAL SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION.

Signature:
Print Name:
Address:

Date:

EXHIBIT B
FEDERAL INCOME TAX CONSEQUENCES OF
SECTION 83(b) TAX ELECTION

    1.  Federal Income Tax Consequences and Section 83(b) Election For Exercise of Non-Statutory Option. If the Option Shares are acquired pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Internal Revenue Code Section 83, the excess of the Fair Market Value of the Option Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes vesting requirements. However, the Optionee may elect under Internal Revenue Code Section 83(b) to be taxed at the time the Option Shares are acquired, rather than when and as such Option Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the Fair Market Value of the Option Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30) DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

    2.  Federal Income Tax Consequences and Conditional Section 83(b) Election For Exercise of Incentive Stock Option. If the Option Shares are acquired pursuant to the exercise of an Incentive Stock Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Option Shares:

       (i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

      (ii) The excess of (a) the Fair Market Value of the Option Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Option Shares lapse over (b) the Exercise Price paid for the Option Shares will be includable in Optionee's taxable income for alternative minimum tax purposes.

      (iii) If Optionee makes a disqualifying disposition of the Option Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Option Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Option Shares lapse over (b) the Exercise Price paid for the Option Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Option Shares are held prior to the disposition.

      (iv) For purposes of the foregoing, the term "forfeiture restrictions" will include vesting requirements. The term "disqualifying disposition" means any sale or other disposition(1) of the Option Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

      (v) In the absence of final Treasury Regulations relating to Incentive Stock Options, it is not certain whether the Optionee may, in connection with the exercise of the Option for any Option Shares at the time subject to forfeiture restrictions, file a protective election under Internal Revenue Code Section 83(b) which would limit (a) the Optionee's alternative minimum taxable income upon exercise and (b) the Optionee's ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Option Shares on the date the Option is exercised over the Exercise Price paid for the Option Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election.

(1)
Generally, a disposition of shares purchased under an Incentive Stock Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee's spouse, a transfer into joint ownership with right of survivorship if the Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Internal Revenue Code.

STAAR SURGICAL COMPANY
NOTICE OF GRANT OF STOCK OPTION

    Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of STAAR Surgical Company, a Delaware corporation (the "Company"):

    1.  Optionee:  David Bailey

    2.  Grant Date:  December 20, 2000

    3.  Vesting Commencement Date:  On the Grant Date as to one-third; on the first anniversary of the Grant Date as to one-third; and on the second anniversary of the Grant Date as to one-third.

    4.  Exercise Price:  $11.125 per share

    5.  Number of Option Shares:  Five hundred thousand (500,000)

    6.  Expiration Date:  The date which is the

                      [xx] tenth

                      [  ] fifth

    anniversary of the Grant Date.

    7.  Type of Option:  [xx] Incentive Stock Option

                      [  ] Non-Statutory Stock Option

    8.  Date Exercisable:  Immediately upon fulfillment of vesting conditions.

    9.  Vesting Schedule:  The shares shall fully vest as follows: (a) 166,667 shares shall vest on the Grant Date; (b) 166,667 shares shall vest on the date which is the first anniversary of the Grant Date; and (c) 166,666 shares shall vest on the date which is the second anniversary of the Grant Date. Any fractional shares will be rounded upwards to the nearest whole share, which in the aggregate shall not exceed the Number of Option Shares. Any unvested shares shall fully vest in the event (x) the Company makes an Election to Release the Optionee from providing service, (y) the Company makes an Election to Terminate the Optionee's service, or (z) the Optionee's service is Terminated as a result of a Corporate Transaction.

    10.  No Employment or Service Contract.  Nothing in this Notice or in the attached Stock Option Agreement shall confer upon Optionee any right to continue in service in any capacity, including as an employee, for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's service and/or employment at any time for any reason, with or without cause, so long as such termination is pursuant to that certain Employment Agreement executed by Optionee and the Company on December 20, 2000.

    11.  Definitions.  All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

Dated: April , 2001
STAAR Surgical Company
By:
Name:
Title:
Optionee

	Name:	David Bailey
Address:

ATTACHMENT: STAAR Surgical Company Stock Option Agreement

Appendix "C"

STAAR SURGICAL COMPANY
AUDIT COMMITTEE CHARTER

I. PURPOSE.

    The primary function of the Audit Committee (sometimes, the "Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or the public, (ii) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established, and (iii) the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

  •
  Review and appraise the audit efforts of the Company's independent accountants and internal auditing department.

  •
  Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department and the Board of Directors.

II. COMPOSITION.

    The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors in accordance with Rule 4310(c)(26)(B) of the National Association of Securities Dealers. All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by an outside consultant.

    The members of the Committee shall be elected annually by the Board of Directors. The members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS.

    The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

IV. RESPONSIBILITIES AND DUTIES.

     1. Holding such regular meetings as may be necessary and such special meetings as may be called by the Chair of the Committee or at the request of the independent accountants.

     2. Reviewing the performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants.

     3. Conferring with the independent accountants and the internal auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries, reviewing and

C-1

approving the independent accountants' annual engagement letter, reviewing and approving the Company's annual audit plans and budgets, directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance, and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

     4. Reviewing with management, the independent accountants and internal auditors significant risks and exposures, audit activities and significant audit findings.

     5. Reviewing the range and cost of audit and non-audit services performed by the independent accountants.

     6. Reviewing the Company's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein.

     7. Reviewing the adequacy of the Company's systems of internal control.

     8. Obtaining from the independent accountants and internal auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient.

     9. Providing an independent, direct communication between the Board of Directors, internal auditors and independent accountants.

    10. Reviewing the adequacy of internal controls and procedures related to executive travel and entertainment.

    11. Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts.

    12. Reviewing the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions.

    13. Reporting through its Chair to the Board of Directors following the meetings of the Audit Committee.

    14. Maintaining minutes or other records of meetings and activities of the Audit Committee.

    15. Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities.

    16. Conducting or authorizing investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent experts or consultants to assist in the conduct of any such investigations.

    17. Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Committee may, in its discretion, determine to be advisable.

C-2

PROXY

STAAR SURGICAL COMPANY

This proxy is solicited on behalf of the Board of Directors
for the Annual Meeting on May 25, 2001

    This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted "FOR" the approval of the three proposals set forth in the proxy statement.

    The stockholder(s) represented herein appoint(s) David Bailey and/or John Santos proxy with the power of substitution to vote all shares of Common Stock entitled to be voted by said stockholder(s) at the Annual Meeting of the Stockholders of STAAR Surgical Company to be held at the Fourpoints Sheraton, located at 700 West Huntington Drive, Monrovia, California 91016, on May 25, 2001 at 10:00 a.m., and in any adjournment or postponement thereof as specified in this proxy.

(Continued, and to be dated and signed on other side)

/x/	Please mark your votes as in this example using dark ink only.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND EACH OF THE PROPOSALS LISTED BELOW.

				PROPOSAL #1	FOR	AGAINST	ABSTAIN
ELECTION OF DIRECTORS
				John Gilbert	/ /	/ /	/ /
				David Morrison	/ /	/ /	/ /

				PROPOSAL #2 AMENDMENT TO THE 1998 STAAR SURGICAL COMPANY STOCK PLAN	/ /	/ /	/ /
				PROPOSAL #3 APPROVAL OF THE STAAR SURGICAL COMPANY STOCK OPTION PLAN AND AGREEMENT FOR CHIEF EXECUTIVE OFFICER	/ /	/ /	/ /
				PROPOSAL #4 RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2001	/ /	/ /	/ /
		Date:	,

Signature (title, if any)	Signature, if held jointly
Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label above. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).

QuickLinks

VOTING AND PROXY
OVERVIEW OF PROPOSALS
PROPOSALS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
LEGAL PROCEEDINGS
IDENTIFICATION OF THE BOARD OF DIRECTORS
COMPENSATION OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
IDENTIFICATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION
SUMMARY COMPENSATION TABLE
THE 2000 FISCAL YEAR
OPTION & SAR EXERCISES IN THE 2000 FISCAL YEAR AND OPTIONS & SARS AT 2000 FISCAL YEAR END
EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS
REPORT OF THE COMPENSATION COMMITTEE
STOCK PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
MEETINGS OF THE BOARD OF DIRECTORS
REPORT ON COMMITTEES
REPORT OF THE AUDIT COMMITTEE
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT
INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS
1998 STAAR SURGICAL COMPANY STOCK PLAN
ARTICLE I DEFINITIONS
ARTICLE II TERM OF PLAN
ARTICLE III PLAN ADMINISTRATION
ARTICLE IV SHARES OF COMMON STOCK ISSUABLE UNDER PLAN
ARTICLE V OPTIONS (TO PURCHASE OPTION SHARES)
ARTICLE VI GRANT SHARES
ARTICLE VII FORFEITURE CONDITIONS PLACED UPON GRANT SHARES
ARTICLE VIII NON-CASH PURCHASE CONSIDERATION
ARTICLE IX STOCK APPRECIATION RIGHTS
ARTICLE X SPECIAL RULES FOR VESTING OR FORFEITURE CONDITIONS BASED ON CONTINUED PERFORMANCE OF SERVICES
ARTICLE XI ASSIGNABILITY OF CERTAIN AWARDS
ARTICLE XII NO STOCKHOLDER RIGHTS FOR HOLDERS OF OPTIONS OR SARS
ARTICLE XIII COMPLIANCE WITH APPLICABLE SECURITIES LAWS
ARTICLE XIV REPORTS TO RECIPIENTS OF AWARDS
ARTICLE XV ADJUSTMENTS
ARTICLE XVI APPROVED CORPORATE TRANSACTIONS—AFFECT ON OPTIONS
ARTICLE XVII CERTAIN TRANSACTIONS WITHOUT CHANGE IN BENEFICIAL OWNERSHIP—AFFECT ON OPTIONS
ARTICLE XVIII AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS
ARTICLE XIX MISCELLANEOUS
STAAR SURGICAL COMPANY STOCK OPTION PLAN AND AGREEMENT FOR CHIEF EXECUTIVE OFFICER
RECITALS
AGREEMENT
APPENDIX
EXHIBIT A NOTICE OF EXERCISE OF STOCK OPTION
EXHIBIT B FEDERAL INCOME TAX CONSEQUENCES OF SECTION 83(b) TAX ELECTION
STAAR SURGICAL COMPANY NOTICE OF GRANT OF STOCK OPTION
STAAR SURGICAL COMPANY AUDIT COMMITTEE CHARTER